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Proxy Statement Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vantiv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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March 15, 2017

Vantiv, Inc.
8500 Governors Hill Drive
Symmes Township, Ohio 45249
www.vantiv.com

To the Stockholders of Vantiv, Inc.:

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Vantiv, Inc. to be held on May 2, 2017, at 9:00 a.m. Eastern Daylight Time, at The Manor House, 7440 Mason-Montgomery Road, Mason, Ohio 45040.

        The accompanying notice of the meeting and proxy statement describe the matters to be acted upon at the annual meeting.

        Your vote is important. Whether or not you plan to attend the meeting in person, we would like for your shares to be represented. Please vote as soon as possible via telephone, over the Internet or by proxy card or voter instruction form. Detailed information about the meeting and voting your shares is included in the accompanying proxy statement.

        Thank you for your support of Vantiv.

Sincerely,

Jeffrey Stiefler Chairman of the Board	Charles Drucker President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, MAY 2, 2017
9:00 a.m.
The Manor House
7440 Mason-Montgomery Road, Mason, Ohio 45040

        The 2017 Annual Meeting of Stockholders of Vantiv, Inc. will be held on Tuesday, May 2, 2017 at 9:00 a.m. Eastern Daylight Time, at The Manor House, 7440 Mason-Montgomery Road, Mason, Ohio 45040, for the following purposes:

  1.
  To elect Lars Anderson (the Class B nominee) and Kevin Costello, Lisa Hook and David Karnstedt (the Class A nominees) as Class II directors;

  2.
  To approve, on an advisory basis, the compensation of the Company's named executive officers;

  3.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017; and

  4.
  To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

        The record date for the annual meeting is March 6, 2017. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement of the meeting.

        Your vote is important.    Whether or not you expect to attend the annual meeting in person, please submit your proxy or voting instructions over the telephone, the Internet or by mail as soon as possible to ensure that your shares are represented at the annual meeting and your vote is properly recorded. Even if you vote by one of these methods, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors, Nelson F. Greene Chief Legal and Corporate Services Officer and Secretary

Cincinnati, Ohio
March 15, 2017

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to be Held on May 2, 2017:

The Company's Proxy Statement and Annual Report are available at:
www.proxyvote.com

Proxy Statement Table of Contents

VANTIV, INC.

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

        The Board of Directors of Vantiv, Inc. ("Vantiv" or the "Company") is providing these proxy materials to you for use in connection with the 2017 Annual Meeting of Stockholders to be held on May 2, 2017 at 9:00 a.m. Eastern Daylight Time, and at any postponement or adjournment of the meeting (the "Annual Meeting"). The Annual Meeting will be held at The Manor House, 7440 Mason-Montgomery Road, Mason, Ohio 45040. Stockholders of record as of March 6, 2017 (the "Record Date") are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

        We are providing access to our proxy materials (including this proxy statement, together with a notice of meeting and the Company's annual report) on the Internet pursuant to rules adopted by the Securities and Exchange Commission ("SEC"). Accordingly, beginning on or about March 15, 2017, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access, beginning on March 15, 2017, the proxy materials on the website referred to in the Notice. The Notice includes instructions on how to access the electronic proxy materials, as well as instructions for requesting a printed copy at no charge. In addition, stockholders may permanently elect to receive future proxy materials in either electronic form by email or printed form by mail. If you make such an election, we will continue to send you the materials pursuant to your election, until you notify us otherwise.

        Our principal executive offices are located at 8500 Governors Hill Drive, Symmes Township, Ohio 45249, and our telephone number is (513) 900-5250. We maintain a website at www.vantiv.com. The information on our website is not a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
What is the purpose of the Annual Meeting?

A:
To vote on the following proposals:

•
to elect Lars Anderson (the Class B nominee) and Kevin Costello, Lisa Hook and David Karnstedt (the Class A nominees) as Class II directors;

•
an advisory vote to approve the compensation of our named executive officers;

•
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•
to transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

Q:
How does the Board of Directors recommend I vote on these proposals?

A:
The Board recommends a vote:

•
FOR the election of Lars Anderson, Kevin Costello, Lisa Hook and David Karnstedt as Class II directors;

•
FOR the approval of the compensation of our named executive officers; and

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Q:
Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.    Stockholders who our records show owned shares of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had 161,988,500 shares of Class A common stock outstanding and 35,042,826 shares of Class B common stock outstanding (together with Class A common stock, the "common stock"). All of the outstanding Class B common stock is held by one stockholder, Fifth Third Bank. Fifth Third Bank holds one share of our Class B common stock for each Class B unit of Vantiv Holding, LLC ("Vantiv Holding") that it holds. The shares of Class B common stock entitle Fifth Third Bank to up to 18.5% of the aggregate voting power of our outstanding common stock determined on a formulaic basis. The total value and voting power of the Class A common stock and Class B common stock that Fifth Third Bank holds (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding) is limited to 18.5% at any time other than in connection with a stockholder vote with respect to a change of control, in which event Fifth Third Bank has the right to that full number of votes equal to the number of shares of Class A common stock and Class B common stock it owns. To the extent that Fifth Third Bank otherwise holds Class A common stock and Class B common stock entitled to less than 18.5% of the aggregate voting power of our outstanding common stock, as it currently does, then Fifth Third Bank is entitled only to such lesser voting power. Under our amended and restated certificate of incorporation and based on our current Board size, Fifth Third Bank is entitled to elect two Class B directors if the Class B common stock held by Fifth Third Bank represents more than 18.18% of our outstanding common stock and one Class B director if the Class B common stock held by Fifth Third represents more than 9.09% of our outstanding common stock. Fifth Third Bank currently holds 17.8% of the voting power in Vantiv, Inc. As a result, Fifth Third Bank is entitled to 17.8% of the aggregate voting power of our outstanding common stock and one of our 11 directors are elected by Fifth Third Bank, with the remaining ten directors elected by the holders of our Class A common stock. See "Directors and Corporate Governance" and "Related Person Transactions" for additional information.

  Registered Stockholders.    If your shares are registered directly in your name with Vantiv's transfer agent, you are considered the holder of record with respect to those shares. As the holder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

  Street Name Stockholders.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered the holder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Street name stockholders wishing to attend the Annual Meeting in person should also bring proof of ownership, such as a brokerage statement, showing their ownership of stock as of the Record Date.

Q:
How are votes counted?

A:
The Class A common stock and Class B common stock are voting together as a single class on all matters described in this proxy statement for which your proxy is being solicited, except that the holders of Class A common stock are voting exclusively and as a separate class on the election of the Class A nominees for director (Kevin Costello, Lisa Hook and David Karnstedt) and Fifth Third Bank is voting exclusively and as a separate class on the election of the Class B nominee for director (Lars Anderson). Each share of Class A common stock entitles its holder to one vote per share. Fifth Third Bank's voting power is currently 17.8% of the aggregate voting power of our outstanding common stock and so each share of Class B common stock held by Fifth Third Bank entitles it to one vote per share as of the Record Date. There is no cumulative voting.

Q:
How many votes are needed to approve each proposal?

A:
Each Class A nominee for director is elected by a majority of the votes cast by holders of Class A common stock, voting exclusively and as a separate class. Abstentions, broker non-votes and shares of Class B common stock will have no effect on the outcome of the election of the Class A nominees. The Class B nominee for director is elected by a majority of the votes cast by holders of Class B common stock, voting exclusively and as a separate class. Abstentions, broker non-votes and shares of Class A common stock will have no effect on the outcome of the election of the Class B nominee.

  Approval of the compensation of our named executive officers requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the matter, with the holders of Class A common stock and Class B common stock voting together as a single class. For purposes of this proposal, abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote "Against" the proposal. Broker non-votes are not considered entitled to vote on this proposal and will have no effect on the outcome of the votes.

  The ratification of the appointment of the Company's independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal, with the holders of Class A common stock and Class B common stock voting together as a single class. Abstentions are treated as shares present and entitled to vote for purposes of this proposal and, therefore, will have the same effect as a vote "Against" the proposal.

Q:
What are broker non-votes?

A:
Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole "routine" matter—the ratification of the appointment of the Company's independent registered public accounting firm. Your broker will not have discretion to vote on the other matters. Broker non-votes do not count for voting purposes, but are considered "present" at the meeting for purposes of determining whether a quorum exists.

Q:
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to the rules of the SEC, we have elected to provide access to our proxy materials over the Internet. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice. In addition, the Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:
How can I get electronic access to the proxy materials?

A:
The Notice provides you with instructions regarding how to:

•
view our proxy materials for the Annual Meeting on the Internet; and

•
request that we send our future proxy materials to you by mail or by email.

  By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders' meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Q:
Who is making this solicitation?

A:
The proxy for the Annual Meeting is being solicited on behalf of Vantiv's Board of Directors.

Q:
How can I vote my shares?

A:
Registered Stockholders:    Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

•
By Mail.    If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;

•
By Telephone.    Call the toll-free telephone number in the Notice and follow the recorded instructions; or

•
By Internet.    Access the secure website registration page through the Internet, as identified in the Notice, and follow the instructions.

  Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Daylight Time, on May 1, 2017.

  Street Name Stockholders: If you hold your shares through a broker, bank or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, if you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

        Street name stockholders may generally vote by one of the following methods:

  •
  By Mail.    If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

  •
  By Methods Listed on Voting Instruction Card.    Please refer to your voting instruction card or other information provided by your bank, broker, nominee or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the holder of record; or

  •
  In Person With a Proxy from the Record Holder.    A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank, brokerage firm or other nominee. Please consult the voting instruction card provided to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:
Can I attend the meeting in person?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the Record Date. If you plan to attend the Annual Meeting, please complete and mail the ticket reservation request form at the back of this booklet or check the box on the voting page of the website identified in the Notice. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver's license or passport. Please note that since a street name stockholder is not the holder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy.

Q:
If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under "Can I change my vote?"

Q:
Can I change my vote?

A:
You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise our Corporate Secretary at our principal executive offices (8500 Governors Hill Drive, Symmes Township, Ohio 45249) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting) or (iv) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted). If you hold shares in "street name," you should refer to the instructions you received from your broker, bank or other nominee.

Q:
What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee is the record holder of your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the holder of record of the shares giving you the right to vote the shares.

Q:
What quorum is required for the Annual Meeting?

A:
The presence in person or by proxy of a majority of the voting power of the issued and outstanding common stock entitled to vote at the meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:
Who will tabulate the votes?

A:
Vantiv has designated a representative of Broadridge Investor Communication Solutions Inc. as the Inspector of Election who will tabulate the votes.

Q:
Who pays for the proxy solicitation process?

A:
Vantiv will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by telephone or facsimile or by email or other electronic means. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:
May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and our bylaws, as applicable. In order for a stockholder proposal to be included in our proxy statement and form of proxy relating to the meeting for our 2018 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the proposal must be received by us no later than November 15, 2017. If a stockholder intends to submit a proposal that is not intended to be included in our proxy statement, or a nomination for director for our 2018 Annual Meeting of Stockholders, the stockholder must give us notice in accordance with the requirements set forth in our bylaws no later than February 1, 2018 and no earlier than January 2, 2018. If the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after May 2, 2018, notice by the stockholder must be received no later than the 10th day following the date on which public announcement of the date of the 2018 Annual Meeting is first made by Vantiv. Our bylaws require that certain information and acknowledgments with respect to the proposal or the nominee, as applicable, and the stockholder making the proposal or the nomination be set forth in the notice. Our bylaws have been publicly filed with the SEC and can also be found on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Q:
What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of the Notice, these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate Notices for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the Notices you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:
How do I obtain a separate set of proxy materials or request a single set for my household?

A:
We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice and our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card.

  If you are a registered stockholder and wish to receive a separate Notice, proxy statement or annual report at this time, we will provide these materials upon request. Please request the additional copy by contacting Broadridge Investor Communication Solutions Inc., by telephone at 1-866-540-7095, or by email at sendmaterial@proxyvote.com. If you hold your shares beneficially and wish to receive a separate Notice, proxy statement or annual report, please contact your bank or broker. If any stockholders in your household wish to receive a separate annual report and a separate proxy statement in the future, they may contact Investor Relations, Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, Ohio 45249. They may also send an email to Investor Relations at ir@vantiv.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by contacting Investor Relations.

Q:
What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, American Stock Transfer & Trust Company, at 1-888-776-9962 (U.S.) or 1-718-921-8562 (outside the U.S.), or by email at info@amstock.com, if you have lost your stock certificate. You may contact Broadridge Investor Communication Solutions Inc. at the numbers or email address above if you need to change your mailing address.

DIRECTORS AND CORPORATE GOVERNANCE

Board Structure

        Our business and affairs are managed under the direction of our Board of Directors. Our amended and restated certificate of incorporation provides that our Board consist of between 7 and 13 directors so long as any shares of Class B common stock are outstanding; provided that for so long as Fifth Third Bank is entitled to elect two of our directors, our Board shall consist of not less than 11 directors. Our Board currently consists of 11 directors. Under our amended and restated certificate of incorporation, Fifth Third Bank is entitled to elect two Class B directors if the Class B common stock held by Fifth Third Bank represents more than 18.18% of our outstanding common stock and one Class B director if the Class B common stock held by Fifth Third Bank represents more than 9.09% of our outstanding common stock. Fifth Third Bank currently holds 17.8% of the voting power in Vantiv, Inc. As a result, Fifth Third Bank is entitled to 17.8% of the aggregate voting power of our outstanding common stock and one of our 11 directors are elected by Fifth Third Bank, with the remaining ten directors elected by the holders of our Class A common stock.

        Our Board of Directors is divided into three classes, with one class being elected at each annual meeting of stockholders. Each director serves a three-year term, with termination staggered according to class. Each of Class I and Class II currently consists of four directors. Class III currently consists of three directors. The holders of our Class A common stock elect each of our Class I directors, three of our Class II directors and each of our Class III directors. Fifth Third Bank elects one of the Class II directors.

Corporate Governance

        Our Board of Directors acts as the ultimate decision-making body of the Company and advises and oversees management, who is responsible for the day-to-day operations and management of the Company. In carrying out its responsibilities, the Board reviews and assesses the Company's long-term strategy and its strategic, competitive and financial performance. The Board has adopted corporate governance guidelines that serve as a flexible framework within which the Board and its committees operate. These guidelines cover a number of areas including the size and composition of the board, board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairman of the board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines can be found on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Director Independence

        The Board has affirmatively determined that Ms. Hook and Messrs. Adrean, Costello, Karnstedt, Lauer, Sim, Stiefler and Sunday are independent directors under the applicable rules of the New York Stock Exchange (the "NYSE") and that each of the members of our Audit, Compensation, Nominating and Corporate Governance and Risk Committees is independent under the applicable SEC and NYSE rules for purposes of serving on those committees. In accordance with the NYSE corporate governance rules, a majority of our directors are independent.

Information about the Directors and Nominees

        Set forth below is information regarding our directors and the nominees as of March 6, 2017. All of the candidates for election at this meeting are currently serving as our directors.

Name	Age	Position	Director Since
Nominees—Directors whose terms will expire at the 2017 Annual Meeting
Lars Anderson	56	Director	2015
Kevin Costello	55	Director	2014
Lisa Hook	59	Director	2015
David Karnstedt	50	Director	2014
Directors whose terms will expire at the 2018 Annual Meeting
Charles Drucker	53	CEO, President and Director	2011
Boon Sim	54	Director	2015
Jeffrey Stiefler	70	Director	2012
Directors whose terms will expire at the 2019 Annual Meeting
Lee Adrean	65	Director	2012
Mark Heimbouch	52	COO and Director	2014
Gary Lauer	64	Director	2012
Mark Sunday	62	Director	2016

Business Experience and Qualifications of Directors

  Nominees

  Class II Directors (Current Terms Will Expire at the 2017 Annual Meeting)

        Lars Anderson has served as Executive Vice President and Chief Operating Officer of Fifth Third Bank since August 2015. Mr. Anderson previously served as the Vice Chairman of Comerica Incorporated and Comerica Bank since December 2010. Prior to that he served BB&T Corporation as its Executive Vice President from October 2010 to November 2010, its Group Banking Executive from August 2010 to November 2010, its Group President, Georgia and Texas from 2009 to 2010, its Group President, Georgia and Alabama from 2004 to 2009, its Group President of Tennessee and Western North Carolina regions from 2003 to 2004, and its Regional President from 2001 to 2005. Mr. Anderson is a graduate of Suffolk University and has completed advanced management programs at both the University of North Carolina and the University of Chicago. Mr. Anderson's significant operational experience with publicly traded financial institutions provides important perspectives on matters that are beneficial to the board of directors. Mr. Anderson serves on our board of directors pursuant to the rights related to the Class B common stock held by Fifth Third Bank.

        Kevin Costello has served as Executive Chairman and Chief Executive Officer of HotSchedules Holdings, Inc., the parent company of HotSchedules, Inc., a provider of mobile, cloud-based technology, since September 2016. Prior to that, he was President of Ariba, Inc. from 2007 until its acquisition by SAP in 2012, and President of Ariba, an SAP Company, from 2012 until 2014. Mr. Costello had served as Ariba's Executive Vice President and Chief Commercial Officer from May 2002 until November 2007. Prior to joining Ariba, Mr. Costello served in various senior management positions during his 18 year career with Andersen Business Consulting. Mr. Costello is currently a director of FinancialForce, The Rainmaker Group and KH Acquisition, LLC, all privately-held companies and was formerly a director of Rackspace Inc. and Cbeyond, Inc. Mr. Costello holds a bachelor of science degree from the University of

Illinois and is a certified public accountant. Mr. Costello's executive experience with public companies and background in finance and accounting provides insight that is beneficial to the board of directors.

        Lisa Hook has served as Chief Executive Officer of NeuStar, Inc., an information services and data analytics provider, since October 2010, as a director since November 2010, and as President since January 2008. Prior to joining Neustar, Ms. Hook served as President and Chief Executive Officer of Sunrocket, Inc., a voice over IP service provider, from 2006 to 2007. From 2001 to 2004, she held several executive-level posts at America Online, Inc., a web services company. Ms. Hook also served in executive and special advisory roles at Time Warner, Inc., was legal adviser to the Chairman of the Federal Communications Commission, and was a senior attorney at Viacom International, Inc. Ms. Hook is a graduate of Duke University and holds a J.D. from the Dickinson School of Law at Pennsylvania State University. Ms. Hook's responsibilities and leadership experience and service as a director at several public companies have provided her with insights of issues facing boards and management that are beneficial to the board of directors.

        David Karnstedt most recently served as Chief Executive Officer of Quantifind, a marketing analytics company, a position he held from July 2015 to March 2017. Prior to this position, Mr. Karnstedt was Senior Vice President, Media and Advertising Solutions, at Adobe Systems, Inc. from 2012 to 2013. Prior to this position at Adobe, he was Chief Executive Officer and President of Efficient Frontier, Inc. from 2009 until 2012. Mr. Karnstedt also served as an executive in residence for Redpoint Ventures in 2008 and 2009, was Senior Vice President, North American Sales, at Yahoo!, Inc. in 2007 and 2008, and was Overture Services, Inc.'s Senior Vice President and General Manager, Direct Business, from 2001 to 2007. Mr. Karnstedt received a bachelor's degree from the University of Illinois. Mr. Karnstedt's leadership experience as a former senior executive of several technology companies provides insight that is beneficial to the board of directors.

  Class III Directors (Current Terms Will Expire at the 2018 Annual Meeting)

        Charles Drucker is our Chief Executive Officer, a position he has held since June 2009, and our President, a position he has held since June 2004. Mr. Drucker has been a director of Vantiv, Inc. since November 2011 and was a director of Vantiv Holding, LLC from June 2009 to March 2012. He was also Executive Vice President of Fifth Third Bancorp from June 2005 to June 2009. Since October 2016, Mr. Drucker has served on the board of directors of Donnelley Financial Solutions, Inc. Mr. Drucker was selected to serve on our board of directors due to his service as our Chief Executive Officer and President, extensive senior management experience at a number of large corporations in the payments industry, deep industry experience and intimate knowledge of the operational, financial and strategic development of our company.

        Boon Sim most recently served as Head of the Markets Group, President, Americas, and Head of the Credit Portfolio at Temasek International (Private) Limited, an investment company based in Singapore from June 2012 to April 2016. Prior to joining Temasek, Mr. Sim held several senior positions of increasing responsibility at Credit Suisse for 20 years where he was most recently the Global Head of Mergers and Acquisitions at Credit Suisse based in New York. Mr. Sim received a Bachelor of Engineering degree from the National University of Singapore, an M.S. in Mechanical Engineering from Massachusetts Institute of Technology and a Master of Public and Private Management degree from Yale University. Mr. Sim's experience as a strategic leader within several multinational companies provides important perspective on the global M&A and investment landscape that is beneficial to the board of directors.

        Jeffrey Stiefler has served on our board of directors as Chairman since our initial public offering in March 2012. Mr. Stiefler served as a director and non-executive chairperson of the board of directors of Vantiv Holding, LLC from August 4, 2010 until our initial public offering. He currently serves on the board of directors of LogicSource Inc. He previously served on the boards of directors of LPL Financial Corporation and VeriFone Systems, Inc., and served as Lead Director of Taleo Corporation, Inc. prior to its acquisition by Oracle Corporation in April 2012. Mr. Stiefler served as a Venture Partner with Emergence Capital Partners from 2008 through the beginning of 2013. Mr. Stiefler was the Chairman, President and CEO of Digital Insight from August 2003 until the company's acquisition by Intuit in February 2007. Prior to Digital Insight, Mr. Stiefler worked with several private equity firms as an operating advisor and held a variety of positions at American Express, including President and Director of the company, and President and CEO of American Express Financial Advisors. Mr. Stiefler received a B.A. from Williams College and an M.B.A. from Harvard Business School. Mr. Stiefler has significant senior management expertise at public companies. As a former chief executive officer of a software company, Mr. Stiefler's operational and strategic experiences are relevant to issues faced by us on a regular basis. Mr. Stiefler's current and past board experience, including the role of chairman of the board of directors of a public company, also exposed him to best practices and approaches that are beneficial to the board of directors.

  Class I Directors (Current Terms Will Expire at the 2019 Annual Meeting)

        Lee Adrean served as Corporate Vice President and Chief Financial Officer of Equifax, Inc., from October 2006 through May 2014. Prior to joining Equifax, he served as chief financial officer of several other public companies in the transaction processing, internet services, and financial services industries, and served as a strategy consultant for eleven years with Bain & Company. Mr. Adrean serves on the board of directors of West Corporation. Mr. Adrean holds a B.S. from Bucknell University and an M.B.A. from Harvard Business School. Mr. Adrean's executive experience with public companies and background in finance, accounting and corporate strategy provides insight that is beneficial to the board of directors.

        Mark Heimbouch is our Senior Executive Vice President and Chief Operating Officer, a position he has held since April 2016. From February 2015 to April 2016, he held the title of Senior Executive Vice President and Chief Operating & Financial Officer. Prior to this position, Mr. Heimbouch was our Chief Financial Officer beginning in December 2009. Mr. Heimbouch was elected a director of Vantiv, Inc. in January 2014. Prior to joining Vantiv, Mr. Heimbouch was chief financial officer of Trow Global Holdings Inc., now known as exp Global Inc., an engineering services firm, since November 2008. Prior to that position, Mr. Heimbouch was Senior Executive Vice President and Chief Operating Officer of Jackson Hewitt Tax Service Inc., an income tax preparation company, from October 2007 to November 2008 where he was responsible for overseeing and managing information technology, customer support and operations for the company. Mr. Heimbouch served as the Executive Vice President, Chief Financial Officer and Treasurer at Jackson Hewitt from June 2005 to October 2007. Mr. Heimbouch was selected to serve on the board of directors due to his service in multiple C-suite level positions with the Company, giving him in-depth knowledge of our operational, financial and strategic development, and his experience as the chief financial officer of other public companies.

        Gary Lauer most recently served as Chief Executive Officer of eHealth, Inc., a position he held from December 1999 to May 2016, and Chairman of eHealth's Board of Directors, a position he held from March 2002 to May 2016. He also served as President of eHealth from December 1999 to March 2012. Prior to joining eHealth, Mr. Lauer was the Chief Executive Officer of MetaCreations Corporation from 1998 to December 1999, and was Chairman from 1998 to March 2000. Prior to MetaCreations, Mr. Lauer spent more than nine years at Silicon Graphics, Inc., where he was a member of the senior executive team. Mr. Lauer started his career at International Business Machines Corp. in sales and marketing management. Mr. Lauer holds a B.S. degree in finance and marketing from the University of Southern California Business School. Mr. Lauer's responsibilities and operational and leadership experience as the Chief Executive Officer and Chairman of eHealth for more than ten years and as a former senior executive of several technology companies provide insight that is beneficial to the board of directors.

        Mark Sunday has served as Chief Information Officer and Senior Vice President of Oracle since 2006. Prior to joining Oracle, Mr. Sunday previously held the same positions at Seibel Systems. Mr. Sunday has more than 30 years' experience in the high tech industry, having also served in various IT leadership positions at Motorola, ST Microelectronics, and Texas Instruments. He holds a B.S.E. degree from the University of Michigan and an M.B.A. from Southern Methodist University. Mr. Sunday brings great value to the board of directors through his understanding of complex technological issues and public company leadership experience.

        No family relationship exists among any of the directors, nominees or executive officers. Except with respect to the rights of the Class B stockholders to elect a director, no arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

Board Leadership Structure

        While our Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions and having a separate Chairman is the appropriate leadership structure for us at this time. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board and strengthens the Board's independence from management.

Meetings of the Board

        The Board met eight times during 2016. In 2016, each director then in office attended at least 75% of the meetings of the Board and of the Committees of which he or she was a member. Additionally, while the Company has no formal policy regarding director attendance at its annual meeting of stockholders, Vantiv's directors are encouraged to attend the Company's annual meetings. Mr. Drucker attended the Company's 2016 Annual Meeting of Stockholders; however, none of the other directors then in office attended the Company's 2016 Annual Meeting.

        The non-management members of the Board regularly hold executive sessions, and the independent directors of the Board hold executive sessions at least annually. The Chairman of the Board presides over the executive sessions of the non-management directors and the executive sessions of the independent directors.

Board Committees

        The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Committee. The Board has adopted a written charter for each committee that sets forth the committee's purpose, composition, authority and responsibilities. Each charter can be found on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

        The members of each committee as of the end of fiscal 2016 and the number of meetings held during the year are shown below:

Name	Audit	Compensation	Nominating and Corporate Governance	Risk
Lee Adrean	C			C
Kevin Costello		M	C
Lisa Hook			M	M
David Karnstedt	M	M
Gary Lauer		C		M
Boon Sim	M		M
Jeffrey Stiefler	M	M
Mark Sunday			M	M
Number of Meetings in Fiscal 2016	7	4	4	6

C = Chair

M = Member

Audit Committee

        The primary purpose of our Audit Committee is to assist the Board's oversight of:

  •
  the integrity of our financial statements;

  •
  our internal financial reporting and compliance with our disclosure controls and procedures;

  •
  our internal audit function, including audit plans, audit results and the performance our internal audit team;

  •
  our earnings release disclosure; and

  •
  the review of significant accounting policies.

        Our Audit Committee also has direct oversight responsibility over our independent registered public accounting firm, including:

  •
  the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm; and

  •
  our independent registered public accounting firm's annual audit of our financial statements and any engagement to provide other services.

        Our Audit Committee is currently comprised of Messrs. Adrean, Karnstedt, Sim and Stiefler. Mr. Adrean serves as chair of the Audit Committee. Our Board of Directors has affirmatively determined that each of Messrs. Adrean, Karnstedt, Sim and Stiefler meet the definition of an "independent director" for the purposes of serving on the Audit Committee under applicable SEC and NYSE rules and that each of Messrs. Adrean and Stiefler qualifies as an "audit committee financial expert" as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Members of the Audit Committee are limited to serving on no more than two other public company audit committees, unless expressly approved by the Board after determining that simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.

        A copy of the Audit Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Compensation Committee

        The primary purpose of our Compensation Committee is to:

  •
  assist the Board in discharging its responsibilities regarding compensation of our executive officers;

  •
  review and approve corporate goals and objectives relevant to the compensation of our chief executive officer and evaluate our chief executive officer's performance in light of those goals and objectives;

  •
  approve and evaluate our compensation policies, plans and benefit programs as they affect the executive officers;

  •
  review, approve, and recommend to the Board our equity-based compensation policies and programs and exercise discretion in the administration of such policies and programs;

  •
  receive periodic reports of how our compensation policies, plans and benefit programs affect all employees;

  •
  review and discuss succession planning for our chief executive officer and other executive officers; and

  •
  produce, approve and recommend to the Board for approval reports on compensation matters required to be included in our annual proxy statement or annual report.

        Our Compensation Committee is currently comprised of Messrs. Costello, Karnstedt, Lauer and Stiefler, with Mr. Lauer serving as the chair. Our Board of Directors has affirmatively determined that Messrs. Costello, Karnstedt, Lauer and Stiefler meet the definition of an "independent director" for the purposes of serving on the Compensation Committee under applicable NYSE rules. All members of the Compensation Committee also qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and "non-employee" directors within the meaning of Rule 16b-3 of the Exchange Act.

        A copy of the Compensation Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Nominating and Corporate Governance Committee

        The primary purpose of our Nominating and Corporate Governance Committee (the "Governance Committee") is to:

  •
  recommend to the Board for approval the qualifications, qualities, skills and expertise required for board of director membership;

  •
  subject to the rights of Fifth Third Bank to elect directors, identify potential members of the Board consistent with the criteria approved by the Board and select and recommend to the Board the director nominees for election at the next annual meeting of stockholders or to otherwise fill vacancies;

  •
  evaluate and make recommendations regarding the structure, membership and operations of the committees of the Board;

  •
  oversee and make recommendations to the Board with regard to any changes to our corporate governance policies and principles;

  •
  oversee the application of our code of business conduct and ethics;

  •
  monitor developments in shareholder activism and recommend to the Board any actions to be taken by the Company in response to such developments; and

  •
  oversee the annual review of the Board's performance.

        Our Governance Committee is currently comprised of Ms. Hook and Messrs. Costello, Sim and Sunday, with Mr. Costello serving as the chair. Our Board of Directors has affirmatively determined that Ms. Hook and Messrs. Costello, Sim and Sunday meet the definition of an "independent director" under applicable NYSE rules.

        A copy of the Governance Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Risk Committee

        The primary purpose of our Risk Committee is to assist the Board's oversight of:

  •
  our Enterprise Risk Management program;

  •
  any significant risks or exposures, steps taken to minimize such risks and our underlying policies with respect to risk assessment and risk management;

  •
  our business continuity, disaster recovery and catastrophic risk policies and controls, and related back-up systems;

  •
  our cybersecurity and vendor management risk strategies, including related policies and controls;

  •
  material and emerging risks facing the Company;

  •
  risks associated with the Company's operations and infrastructure;

  •
  government investigations, examinations or other regulatory matters that may be relevant to the Company;

  •
  the material legal and regulatory affairs of the Company and our compliance with applicable laws, rules and regulations; and

  •
  our FFIEC regulatory examinations and any related submissions or communications.

        Our Risk Committee is currently comprised of Ms. Hook and Messrs. Adrean, Lauer and Sunday, with Mr. Adrean serving as the chair. Our Board of Directors has affirmatively determined that Ms. Hook and Messrs. Adrean, Lauer and Sunday meet the definition of an "independent director" under applicable NYSE rules.

        A copy of the Risk Committee's charter is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee is or has at any time during the past year been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The code of business conduct and ethics is available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage. Any waiver of the code for directors or executive officers may be made only by our Board of Directors or a Board committee to which the Board has delegated that authority and will be promptly disclosed to our stockholders as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Amendments to the code must be approved by our Board of Directors and will be promptly disclosed (other than technical, administrative or non-substantive changes). Any amendments to the code, or any waivers of its requirements, for which disclosure is required, will be disclosed on our website.

Director Nominations

        Subject to the rights of Fifth Third Bank as the holder of our Class B common stock to elect directors, the Board is responsible for selecting candidates to fill vacancies on the Board and for nominating individuals for election as directors by the stockholders, in each case, based on the recommendation of the Governance Committee. The Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Governance Committee, current directors or members of management, as described below. Stockholders may submit recommendations by providing the person's name and appropriate background and biographical information by writing to the Governance Committee at Vantiv, Inc., Attn: Nominating and Corporate Governance Committee, 8500 Governors Hill Drive, Symmes Township, Ohio 45249. Stockholders who want to nominate directors for election at Vantiv's next annual meeting of stockholders must follow the procedures described in the Company's Bylaws, which are available on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage.

        The Governance Committee is responsible for reviewing with the Board from time to time the appropriate experience, qualifications, attributes and skills required of Board members in the context of the Company's needs and the existing make-up of the Board and developing and recommending to the Board criteria for identifying and evaluating candidates for the Board. These criteria may include, among other things, an individual's business experience, qualifications, attributes and skills such as relevant industry knowledge; specific experience with technology, accounting, finance, leadership, operations, strategic planning, and international markets; independence; judgment; integrity; the ability to commit sufficient time and attention to the activities of the Board; and the absence of potential conflicts with the Company's interests.

        Although we do not have a formal policy regarding diversity, our Board views diversity as a priority and the Governance Committee, as part of its evaluation process and in addition to the other factors set forth above, considers whether candidates will assist in achieving a mix of Board members that represent a diversity of occupational and personal backgrounds and perspectives.

        Occasionally the Governance Committee may engage outside search firms to assist it in identifying and contacting qualified director candidates. During 2016, Heidrick & Struggles was engaged to identify additional candidates for service on the Board.

        The Class II directors nominated by the Board of Directors for election at the 2017 Annual Meeting were recommended by the Governance Committee.

Stockholder Outreach

        Under the oversight of the Governance Committee, Vantiv's management has implemented a practice of proactively engaging the Company's institutional investors on an annual basis and upon the occurrence of significant corporate governance developments. Vantiv's Investor Relations team frequently communicates with stockholders on a variety of matters.

Contacting the Board of Directors, the Chairman and Other Independent Directors

        Stockholders or interested parties wishing to initiate communications directly with Vantiv's Board of Directors, any individual director, the Chairman of the Board, or the non-management or independent directors as a group may do so by writing to them care of Vantiv's Chief Legal and Corporate Services Officer and Secretary at 8500 Governors Hill Drive, Symmes Township, Ohio 45249. The Chief Legal and Corporate Services Officer and Secretary will forward appropriate communications. Any concerns reported related to accounting, internal accounting controls or auditing matters will be promptly brought to the attention of the Chair of the Audit Committee as appropriate. For more information on how to contact Vantiv's Board, please visit the Corporate Governance section of our Investor Relations webpage at www.vantiv.com.

Board's Role in Risk Oversight

        Our Board of Directors recognizes the oversight of risk management as one of their primary responsibilities and central to maintaining an effective, risk aware and accountable organization. This includes the oversight of our Enterprise Risk Management (ERM) program, which is supported and enabled by designated executive officers responsible for formulating risk management policy, evaluating current and emerging enterprise risks, gauging the effectiveness of mitigation strategies, and assessing our overall risk culture. While the Board of Directors maintains ultimate responsibility for the oversight of risk, the Board has implemented a multi-layered approach which delegates certain responsibilities to the appropriate Board committees, including a Risk Committee that we established in July 2016, to ensure that these primary areas of focus are thoroughly discussed and that a pervasive understanding of such focus areas is obtained. These primary risk areas of focus, as defined by the Board, management and leaders within our ERM function, are strategic, operational, financial, compliance and reputational and consist of risks such as cybersecurity, succession, compensation, and business resiliency. Our Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

Each committee meets in executive session with key management personnel and representatives of outside advisors as required or requested.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic and execution risks and related exposures associated with our business strategy, financial performance, policy matters, acquisitions and divestitures, succession planning, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, plans, prospects or reputation, as well as risk and exposures associated with our operational infrastructure, particularly security and reliability.

Audit Committee	Financial and regulatory risks and related exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, credit and liquidity matters and fraud.

Governance Committee	Risks and exposures associated with director succession planning, corporate governance, overall Board and committee effectiveness and composition, compliance with our code of business conduct and ethics and shareholder activism.

Compensation Committee	Risks and exposures associated with organizational capability, leadership assessment, retention and succession, executive compensation programs and arrangements and certain broad-based compensation vehicles.

Risk Committee	Enterprise Risk Management function and program, risks and exposures associated with cybersecurity, business continuity, operations and infrastructure and our programs and policies relating to legal and regulatory compliance.

        The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes that are designed to provide visibility to the Board of Directors regarding the identification, assessment, and management of risks and management's strategic approach to risk mitigation. The Risk Committee's responsibilities related to oversight of the ERM program and framework include a routine evaluation of the policy and processes used to identify, assess, monitor and report on risks across the organization, the setting and communication of the organization's risk appetite, and the implementation and measurement of risk tolerances and limits.

Director Compensation

        Our director compensation program consists of an annual cash retainer and an annual equity grant consisting of, at each director's election, restricted stock units that vest on the earlier of (i) the first anniversary of the grant date and (ii) the following year's annual meeting, or deferred stock units with the same vesting terms but settling upon termination of service as a director. Directors who are employees of ours do not receive director compensation. The objective of our director compensation program is to attract and retain highly qualified directors in a competitive marketplace and to compensate them for their commitment and service to our Company and stockholders. Beginning with our 2016 director compensation program, our directors' compensation consists of the following components:

  •
  an annual cash retainer of $90,000;

  •
  an additional retainer of $30,000 for the Audit Committee chair, and $20,000 for the Compensation Committee chair, Governance Committee chair and Risk Committee chair; and

  •
  an annual equity grant of $145,000 of value-denominated, full-value restricted stock units or deferred stock units, which are settled in shares of common stock following the termination of the director's service.

        In lieu of the annual cash retainer of $90,000 and the annual grant of $145,000 of restricted stock units, Mr. Stiefler, the Chairman of the Board, receives an annual cash retainer of $145,000 and an annual equity grant of $210,000 in restricted stock units. Directors are also entitled to receive an incremental fee of $1,000 for each meeting attended beyond ten Board of Director meetings per year or twenty committee meetings per year, and reimbursement of travel expenses, to the extent applicable. Each director has the option to elect to receive his or her cash retainer in equity grants of deferred stock units, which are settled in shares of common stock following termination of service as a director.

        The cash retainer and any applicable fees for service as Chair of a committee are paid quarterly in arrears. The annual equity grant of restricted stock units or deferred stock units is granted at each year's annual meeting of stockholders and vests on the earlier of the first anniversary of the grant date and the following year's annual meeting. A director who joins the board in between annual meetings receives a pro-rated annual equity grant based on the number of months that have elapsed since the prior year's annual meeting. Vested deferred stock units are settled in shares of common stock on a one-for-one basis following termination of service as a director.

2016 Director Compensation Table

        The table below sets forth information regarding the compensation paid or awarded to our non-employee directors for 2016. As employee directors, Messrs. Drucker and Heimbouch did not earn compensation in connection with service on our Board. Mr. Drucker's compensation as President and Chief Executive Officer and Mr. Heimbouch's compensation as Chief Operating Officer & former Chief Financial Officer are disclosed in the Summary Compensation Table of this proxy statement.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Jeffrey Stiefler	138,750	(1)	209,981	—	348,731
Lee Adrean	125,000		144,988	—	269,988
Lars Anderson(4)	—		—	—	—
Kevin Costello	106,250		144,988	—	251,238
Lisa Hook	87,500		144,988	—	232,488
David Karnstedt	87,500		144,988	—	232,488
Gary Lauer	106,875		144,988	—	251,863
Boon Sim	67,500	(1)	144,988	—	212,488
Mark Sunday	38,886		120,824	—	159,710
Tayfun Tuzun(5)	—		—	—	—

(1)
Represents the dollar amount of deferred stock units received in lieu of the cash retainer. These units are granted on the date the cash retainer would have been paid, are fully vested at grant, and settled in shares of Class A common stock on a one-for-one basis following termination of service as a director. The actual fair market value and full fair value at grant for Messrs. Stiefler and Sim are $138,668 and $67,399, respectively.

(2)
Represents the grant date fair value of the annual equity grant of restricted and deferred stock units made on May 10, 2016 computed in accordance with FASB ASC Topic 718.

  Restricted stock units vest on the earlier of one year from the grant date and the next annual meeting of shareholders and are settled in shares of Class A common stock on a one-for-one basis either (i) upon vesting or (ii) following termination of service as a director, at each director's election.

(3)
As of December 31, 2016, Mr. Stiefler held 3,751 unvested deferred stock units and the other non-employee directors collectively held 17,571 unvested deferred stock units.

(4)
Mr. Anderson waived his director compensation for 2016.

(5)
Mr. Tuzun waived his director compensation for 2016. Mr. Tuzun resigned from our Board on November 28, 2016.

Director Stock Ownership Guidelines

        The Board of Directors has adopted stock ownership and retention guidelines for directors of the Company. The guidelines encourage each non-employee director to acquire and hold a number of shares of Vantiv common stock equal in value to at least five times the amount of his or her annual cash retainer, exclusive of committee chair retainer fees. Until the applicable ownership guideline is achieved, directors (other than directors who have never elected to receive equity compensation for their service) are required to retain 100% of all equity awarded under the Company's director compensation program.

        For these purposes, ownership includes shares owned outright by the non-employee director and shares underlying vested restricted stock units, including shares underlying vested deferred stock unit awards for which settlement has been deferred until termination of service as a director. There is no minimum time period required for directors to achieve the guidelines. Each director is in compliance with the guidelines.

EXECUTIVE OFFICERS

        The executive officers of the Company and their ages and titles are set forth below. Business experience for at least the past five years and other information is provided in accordance with SEC rules.

        Charles Drucker (53) is our Chief Executive Officer, a position he has held since June 2009, and our President, a position he has held since June 2004. Mr. Drucker has been a director of Vantiv, Inc. since November 2011 and was a director of Vantiv Holding, LLC from June 2009 to March 2012. He was Executive Vice President of Fifth Third Bancorp from June 2005 to June 2009. Since October 2016, Mr. Drucker has served on the board of directors of Donnelley Financial Solutions, Inc.

        Mark Heimbouch (52) is our Senior Executive Vice President and Chief Operating Officer, a position he has held since April 2016. From February 2015 to April 2016, he held the title of Senior Executive Vice President and Chief Operating & Financial Officer. Prior to this position, Mr. Heimbouch was our Chief Financial Officer beginning in December 2009. Mr. Heimbouch has also served as a director of the Company since January 28, 2014. Prior to joining us, Mr. Heimbouch was Chief Financial Officer of Trow Global Holdings Inc., now known as exp Global Inc., an engineering services firm, since November 2008. Prior to that position, Mr. Heimbouch was Senior Executive Vice President and Chief Operating Officer of Jackson Hewitt Tax Service Inc., an income tax preparation company, from October 2007 to November 2008 where he was responsible for overseeing and managing information technology, customer support and operations for the company. Mr. Heimbouch served as the Executive Vice President, Chief Financial Officer and Treasurer at Jackson Hewitt from June 2005 to October 2007.

        Stephanie Ferris (43) is our Chief Financial Officer, a position she has held since April 2016. Prior to her appointment as Chief Financial Officer, Ms. Ferris had been serving as the Company's Deputy Chief Financial Officer since September 2015. Prior to that role, she served as the Company's General Manager, Merchant Bank and Head of Relationship Management, Financial Institution Services from May 2013 to September 2015 and as Head of Financial Planning and Analysis from January 2010 to May 2013. From 1995 to 2001, Ms. Ferris worked in public accounting at PricewaterhouseCoopers.

        Royal Cole (55) is our Group President, Merchant and Financial Institution Services, a position he has held since June 2015. Prior to holding this position, he was our President, Financial Institutions Services beginning in March 2010. Prior to joining us, Mr. Cole was the Executive Vice President and General Manager, Global Payment Services, at The Western Union Company, a financial services company, from December 2005 to July 2009, where he oversaw day-to-day operations and was responsible for strategic development of the Global Payment Services Group.

        Lawrence Drury (51) is our Chief Marketing Officer, a position he has held since October 2014. Prior to joining us, Mr. Drury was Chief Marketing Officer at First Data Corporation, a technology and payments processing company, from January 2010 to September 2013. From August 2003 to December 2009, Mr. Drury held a number of global marketing positions at Visa, Inc. including Global Head of Commercial Marketing and Global Head Brand Management, and from April 1997 to August 2003 he held a number of positions at FutureBrand, a global brand consultancy, including Chief Executive Officer of the Americas.

        Nelson Greene (53) is our Chief Legal and Corporate Services Officer and Secretary, a position he has held since July 2010, and was Interim Chief Human Resource Officer from August 2014 to January 2015. Prior to joining us, Mr. Greene was the Vice President, Deputy General Counsel and Assistant Secretary from April 2010 to July 2010, the Vice President, Interim General Counsel and Secretary from July 2009 to April 2010 and the Vice President, Deputy General Counsel and Assistant Secretary from 2007 to July 2009 of NCR Corporation, a global technology and services company, where he managed the company's corporate governance activities and the worldwide legal department.

        Kimberly Martin (42) is our Chief Human Resource Officer, a position she has held since January 2015. Prior to joining Vantiv, Ms. Martin was Vice President, Americas Human Resources and Corporate Functions, at Zimmer Holdings, Inc., an orthopedic, dental and related surgical product manufacturer, beginning in 2010. From 2009-2010, she was Executive Human Resources Leader, Monitoring Solutions & Diagnostic Cardiology, at General Electric Healthcare, a subsidiary of General Electric Company. Prior to this position, Ms. Martin held positions of increasing responsibility in Human Resources at the General Electric Company from 1999-2009.

        Matthew Taylor (41) is our Group President, Integrated Payments and Emerging Channels, a position he has held since May 2015. Prior to this position, he was our President, Integrated Payments since Vantiv's acquisition of Mercury Payment Systems, LLC in June 2014. Prior to the acquisition, he was Chief Executive Officer of Mercury from May 2009 to June 2014. Prior to becoming Chief Executive Officer, Mr. Taylor served in various positions at Mercury from October 2003 to May 2009, including Chief Operating Officer, Senior Vice President of Sales and Marketing and Vice President of Sales. Mr. Taylor is a member of the Colorado Innovation Network (COIN) board of directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows information regarding the beneficial ownership of our Class A common stock as of the Record Date by:

  •
  each person or group who is known by us to own beneficially more than 5% of our common stock;

  •
  each director and nominee for director and each of our named executive officers; and

  •
  all directors and executive officers as a group.

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Class A common stock shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 161,988,500 of Class A common stock outstanding on the Record Date. Shares of Class A common stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of this proxy statement, and restricted stock units which will vest within 60 days of the date of this proxy statement, are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Unless otherwise indicated, the address for each holder listed below is c/o Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, Ohio 45249.

        Although Fifth Third Bank does not own any shares of our Class A common stock, Fifth Third Bank's share number and percentage in the following table give effect to the ability of Fifth Third Bank to exchange Class B units of Vantiv Holding into 17.8% of our Class A common stock. If Fifth Third Bank acquires any shares of our Class A common stock, the percentage of voting power of the Class B common stock it owns will be correspondingly reduced.

	Class A Common Stock
Name of Beneficial Owner	Shares Beneficially Owned	Percent
5% Stockholders:
Fifth Third Bancorp(1)	35,042,826	17.8%
BlackRock, Inc.(2)	10,395,695	6.4%
Capital Research Global Investors(3)	8,849,000	5.5%
JPMorgan Chase & Co.(4)	11,020,099	6.8%
The Vanguard Group(5)	12,257,363	7.6%
T. Rowe Price Associates, Inc.(6)	8,854,031	5.5%
Named Executive Officers:
Charles Drucker(7)(8)	957,607	*
Mark Heimbouch(8)	425,516	*
Stephanie Ferris(8)	71,102	*
Royal Cole(8)	136,238	*
Kimberly Martin(8)	40,453	*
Matthew Taylor(8)	165,174	*
Directors and Director Nominees:
Jeffrey Stiefler(9)	50,630	*
Lee Adrean(10)	25,993	*
Lars Anderson(11)	0	*
Kevin Costello(12)	8,891	*
Lisa Hook(13)	6,912	*
David Karnstedt(14)	8,698	*
Gary Lauer(15)	22,382	*
Boon Sim(16)	3,763	*
Mark Sunday(17)	2,031	*
Directors and Executive Officers as a group (17 persons)	2,062,768	1.27%

*
Less than 1%

(1)
Fifth Third Bank, a wholly owned indirect subsidiary of Fifth Third Bancorp, holds 35,042,826 Class B units of Vantiv Holding and 35,042,826 shares of our Class B common stock. Fifth Third Bank does not own any shares of our Class A common stock and is prohibited by the Exchange Agreement from owning more than 18.5% of our Class A common stock at any time. The Class B common stock provides Fifth Third Bank with up to 18.5% of the aggregate voting power of our common stock (other than in connection with a stockholder vote with respect to a change of control, in which event the Class B common stock will provide Fifth Third Bank with one vote for each share of Class B common stock it owns), but has no economic rights. Fifth Third Bank has the right to exchange its Class B units of Vantiv Holding for shares of our Class A common stock on a one-for-one basis or, at our option, for cash. Upon such exchange for Class A common stock, an equivalent number of shares of Class B common stock will be cancelled. The address of Fifth Third Bancorp and Fifth Third Bank is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

(2)
According to a Schedule 13G filed by BlackRock, Inc. ("BlackRock") on January 30, 2017, reporting beneficial ownership of the Company's stock as of December 31, 2016, BlackRock has sole voting power with respect to 8,850,687 shares and sole power to dispose of or direct the disposition of 10,395,695 shares. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(3)
According to a Schedule 13G filed by Capital Research Global Investors ("Capital Research"), a division of Capital Research and Management Company ("CRMC"), on February 13, 2017, reporting beneficial ownership of the Company's stock as of December 30, 2016. Capital Research has sole voting power and sole power of dispose of or direct the disposition with respect to 8,849,000 shares. Capital Research is deemed to be the beneficial owner of these shares as a result of CRMC acting as investment adviser to various investment companies. The address of Capital Research is 333 South Hope Street, Los Angeles, California 90071.

(4)
According to a Schedule 13G filed by JPMorgan Chase & Co. ("JPMorgan") on January 25, 2017, reporting beneficial ownership of the Company's stock as of December 30, 2016, JPMorgan has sole voting power with respect to 10,129,873 shares, shared voting power with respect to 15,564 shares, sole power to dispose or to direct the disposition of 11,019,741 shares, and shared power to dispose or to direct the disposition of 358 shares. These securities are owned by various individual and institutional investors for which JPMorgan serves as an investment adviser with power to direct investments and/or sole power to vote the securities. The address of JPMorgan is 270 Park Avenue, New York, New York 10017.

(5)
According to a Schedule 13G/A filed by The Vanguard Group ("Vanguard") on February 10, 2017, reporting beneficial ownership of the Company's stock as of December 31, 2016, Vanguard, in its capacity as an investment adviser, may be deemed to beneficially own 12,257,363 shares of the Company which are held of record by clients of Vanguard. Vanguard has sole voting power of 129,106 shares, shared power to dispose of or direct the disposition of 150,226 shares and sole power to dispose of or direct the disposition of 12,107,137 shares. The address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(6)
According to a Schedule 13G/A filed by T. Rowe Price Associates, Inc. ("T. Rowe Price") on February 7, 2017, reporting beneficial ownership of the Company's stock as of December 31, 2016. T. Rowe Price has sole voting power with respect to 2,722,931 shares and sole power to dispose of or direct the disposition of 8,854,031 shares. These securities are owned by various individual and institutional investors for which T. Rowe Price serves as an investment adviser with power to direct investments and/or sole power to vote the securities. The Address of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)
Includes 85,000 shares held by an LLC and over which Mr. Drucker and his wife have shared voting power.

(8)
Includes the following number of options that are currently exercisable or will become exercisable within 60 days of the Record Date: Mr. Drucker—433,227; Mr. Heimbouch—138,957; Ms. Ferris—30,875; Mr. Cole—0; Ms. Martin—13,180; and Mr. Taylor—35,999. Also includes the following number of unvested restricted shares which have either time or performance based restrictions and over which the named executive officer has sole voting power: Mr. Drucker—216,495; Mr. Heimbouch—177,563; Ms. Ferris—13,929; Mr. Cole—89,594; Ms. Martin—23,586; and Mr. Taylor—123,000.

(9)
Includes 50,618 restricted stock units, of which 46,867 are vested and 3,751 will vest on May 2, 2017, and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(10)
Represents restricted stock units, of which 23,403 are vested and 2,590 will vest on May 2, 2017 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(11)
Mr. Anderson is an executive officer of Fifth Third Bank and serves on the Vantiv, Inc. board of directors pursuant to the rights related to the Class B common stock held by Fifth Third Bank. He does not have the power to dispose or vote any of the Vantiv securities held by Fifth Third Bank. The address of Mr. Anderson is c/o Fifth Third Bancorp, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

(12)
Represents restricted stock units, of which 6,301 are vested and 2,590 will vest on May 2, 2017 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(13)
Represents restricted stock units, of which 4,322 are vested and 2,590 will vest on May 2, 2017 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(14)
Represents restricted stock units, of which 6,108 are vested and will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director, and 2,590 which will vest on May 2, 2017 and will be settled in shares of Class A common stock on a one-for-one basis.

(15)
Represents restricted stock units, of which 19,792 are vested and 2,590 will vest on May 2, 2017 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(16)
Represents restricted stock units, of which 1,173 are vested and 2,590 will vest on May 2, 2017 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

(17)
Represents restricted stock units which will vest on May 2, 2017 and which will be settled in shares of Class A common stock on a one-for-one basis following the termination of service as a director.

COMPENSATION DISCUSSION AND ANALYSIS

        This section explains the objectives and design of our executive compensation program, the compensation decisions we made under this program with respect to 2016 compensation, and the factors we considered in making those decisions. This section focuses on the compensation of our "named executive officers" for 2016, who were:

Name	Title
Charles Drucker	President and Chief Executive Officer (CEO)
Mark Heimbouch	Senior Executive Vice President and Chief Operating Officer (COO)
Stephanie Ferris	Chief Financial Officer (CFO)
Royal Cole	Group President, Merchant and Financial Institution Services
Matthew Taylor	Group President, Integrated Payments and Emerging Channels
Kimberly Martin	Chief Human Resource Officer (CHRO)

Executive Summary

        In 2016, the Company delivered another year of solid financial results, continued growth, and an above market shareholder return.

Highlights of 2016 Financial Performance and Strategic Accomplishments

  •
  increased net revenue by 13% to $1.9 billion

  •
  increased pro forma adjusted net income by 20% to $537.8 million*

  •
  deployed nearly $650 million in capital through a combination of strategic acquisitions, including our acquisition of Moneris USA, TRA terminations, and share repurchases

  •
  continued to gain market share, win new business, and invest in strategic initiatives for future growth

  •
  maintained our focus on driving growth by leveraging our core strengths and leading capabilities within our traditional businesses, while expanding our high-growth channels and verticals

Highlights of 2016 Compensation Decisions

  •
  Base Salary and Annual Incentive Target.  For 2016, our CEO's base salary was increased from $800,000 to $850,000, while his target incentive opportunity under our VC Plan remained 150% of base salary. Base salaries for the other named executive officers were increased in an effort to maintain market competitiveness. Ms. Martin's target incentive opportunity under our VC Plan was increased from 55% of base salary to 65% of base salary. Ms. Ferris's base salary and target incentive opportunity were set forth in her employment confirmation letter based on her role and responsibilities as Chief Financial Officer.

  •
  Annual Incentive Payouts.  For 2016, each of our named executive officers was provided with an opportunity to earn a cash incentive award under our annual cash incentive plan, which we refer to as the variable compensation plan, or VC Plan. Payouts are based upon the Company's achievement of pre-established financial and strategic targets and individual accomplishments. For 2016, we exceeded challenging revenue and earnings targets by 4.4% and 5.1%, respectively. After taking into consideration the performance of each of the named executive officers against individual goals

*
See pages 35 and 36 of our Annual Report on Form 10-K for further discussion and a reconciliation of this non-GAAP financial measure, which is one of the performance measures used in our annual incentive plan, to GAAP net income.

    and objectives, the Committee determined that the earned awards relative to the predetermined goals under the VC Plan would be 141% to 202% of target, with the Committee exercising its discretion to award above-plan payouts to certain executive officers. The named executive officer payouts are specifically described in the "Annual Incentive Compensation" section below.

  •
  Long-Term Incentive Compensation.  For 2016, each of our named executive officers received an annual long-term equity incentive award, with individual award values in the amounts listed on page 32 of this proxy statement. For 2016, the Committee decided to increase our CEO's long-term equity incentive award from $3,500,000 to $6,000,000. The Committee also decided to increase our CHRO's long-term equity incentive award from $305,000 to $525,000. These increases are attributable to an effort to align long-term equity incentive compensation with that of our peer companies' executive officers based on available market data and, with respect to the CEO, continued strong company performance under his leadership. As in 2015, the value of the award to our CEO was composed of 50% performance shares and 50% stock options. Beginning in 2016, the value of the award to our COO was also composed of 50% performance shares and 50% stock options. The value of the award to our other named executive officers was composed of 40% performance shares, 40% stock options, and 20% restricted stock. The stock options and shares of restricted stock vest in 25% increments on each of the first four anniversaries from the date of grant. Vesting of the performance shares depends on the Company's performance against pre-determined financial goals over a three-year performance period ending December 31, 2018.

Executive Compensation Practices

What Vantiv Does	What Vantiv Does Not Do
Aligns pay with performance while mitigating undue risk	Does not permit hedging or pledging of Company securities, or engaging in short sales of Company securities
Maintains a clawback policy applicable to incentive based compensation of our executive officers	Does not provide tax gross-ups for executive officers, except in connection with relocation consistent with our standard relocation program applicable to all employees
Maintains double trigger change in control provisions for all equity awards granted by the Company	Does not pay dividends or dividend equivalents on unvested shares
Maintains robust stock ownership and retention guidelines for all of our executive officers	Does not permit stock option repricing without stockholder approval
Utilizes an independent compensation consultant to the Compensation Committee who does not provide any additional services to the Company	Does not provide pension benefits or supplemental retirement plans to our executive officers
Conducts annual advisory votes on the compensation of our named executive officers
Requires mandatory minimum vesting of at least one year for equity incentive awards

Compensation Philosophy and Objectives

        Our executive compensation program is designed to provide a competitive compensation package that rewards individual and Company performance, reflects job complexity and responsibility, and ensures long-term motivation and retention. We seek to accomplish these goals in a way that is aligned with the long-term interests of our stockholders. To achieve these objectives, our executive compensation program follows these principles:

  •
  offer a total compensation opportunity that is competitive in our industry and sufficient to attract, retain, and motivate executives who can drive our performance and lead us to achieve our short-term and long-term financial and strategic objectives

  •
  pay for performance by linking a majority of pay to Company performance and changes in stockholder value, while mitigating undue risk

  •
  align the interests of our executives to the interests of our stockholders by using long-term equity-based incentives and maintaining stock ownership and retention guidelines that encourage a culture of ownership and reward executive officers for sustained and superior Company performance and stockholder return

Principal Components of 2016 Compensation

        The primary elements of our executive compensation program, which we refer to collectively as total direct compensation, consist of base salary, annual incentive compensation and long-term incentive compensation. More detail on each of these elements is provided in the table below. The Committee uses a combination of peer group proxy data and survey data to develop a market composite from which to benchmark our named executive officers' compensation. We consider a range of market data points (25th percentile to 75th percentile) but generally reference the median of this market data when establishing base salaries, annual incentive targets and long-term incentive awards. However, we may position a named executive officer's target total direct compensation (i.e. the sum of base salary, annual incentive target opportunity and long-term incentive opportunity) above or below market median based on various factors, including individual performance, experience and responsibilities.

        In 2016, we positioned target total direct compensation of our named executive officers, in the aggregate, near the market median. For additional information about our peer group and use of survey information or market data, see "Setting Executive Compensation."

Element	Form	Objectives and Basis
Base Salary	Cash	• Represents the fixed portion of the total compensation package
• Designed to attract and retain superior talent
• Considerations are Company and individual performance, position responsibilities, experience, internal comparable compensation levels, retention, and external competitiveness
• Primary point of comparison is a range around the median of market competitive levels for similar positions and is reviewed annually

Annual Incentive	Cash	• Designed to attract and retain superior talent and motivate and reward achievement of pre-determined Company financial and strategic objectives measured over an annual performance period
• Target incentive opportunity is set as a percentage of base salary and is reviewed annually
• No payouts if threshold performance goals not achieved
• Considerations are Company and individual performance, position responsibilities, experience, internal comparable compensation levels, retention, and external competitiveness
• Primary point of comparison is a range around the median of market competitive levels for similar positions and is reviewed annually

Long-Term Incentive	Equity

•

Consists of a mix of performance shares, performance share units (PSUs), stock options, restricted stock, and restricted stock units (RSUs), which we believe provides an appropriate balance between inducement, motivation, retention, and the creation of stockholder value

• Designed to align the long-term results achieved for our stockholders with the financial rewards provided to our executives
• Considerations are Company and individual performance, position responsibilities, experience, internal comparable compensation levels, retention, and external competitiveness
• Primary point of comparison is a range around the median of market competitive levels for similar positions and is reviewed annually
• Stock options, restricted stock and RSUs vest annually over four years
• Vesting of performance shares and PSUs is based on cumulative growth in specified financial metrics over a three year performance period

Compensation Mix in 2016

        Superior performance by our executive officers and management team is essential to achieving our growth objectives for the business and increasing stockholder value. As such, a significant portion of our executives' compensation is variable and dependent upon the Company's financial performance and/or stock price appreciation. We have no pre-established policy or target for the allocation of total direct compensation between cash and non-cash compensation or short-term and long-term compensation. For 2016, we delivered the majority of each named executive officer's compensation in the form of variable pay, contingent upon meeting or exceeding pre-determined performance goals. The charts below highlight the total direct compensation mix for 2016 for our CEO and, on average, for our other named executive officers.

        Total Direct Compensation—The components of total direct compensation are base salary as of April 1, 2016 plus target annual incentive award for 2016 and the long-term incentive awards granted in 2016.

CEO	NEOs

        Fixed vs. Variable—Our named executive officers' fixed compensation was comprised solely of base salary, with variable compensation comprised of annual incentive compensation and long-term incentive awards.

CEO	NEOs

        Short-Term vs. Long-Term—Our named executive officers' short-term compensation was comprised of base salary and annual incentive compensation; compensation realized under long-term equity awards is dependent on achievement of corporate financial goals and/or stock price appreciation through the long-term incentive plan.

CEO	NEOs

        Variable, Performance-Based Pay—Our named executive officers' performance-based cash was comprised of annual incentive compensation and performance-based equity is comprised of performance shares and stock options.

CEO	NEOs

        The variance between our CEO's compensation (and compensation mix) and the compensation and compensation mix of our other named executive officers reflects the differences in responsibilities and overall accountability to stockholders. Our CEO's long-term incentive compensation is all performance-based and the variable, performance-based compensation is higher than the average of the other named executive officers because the CEO bears a higher level of responsibility for the Company's performance, as he is directly responsible for developing the strategy of the Company and selecting, retaining, and managing the executive team.

2016 Compensation Determinations—What We Paid and Why

Base Salary

        We determine base salaries based on the executive's role, experience, and individual performance, as well as by reference to the base salaries of our other executive officers and market data. Merit increases are based on individual performance as well as the Company's performance and outlook for the upcoming year. Annual increases are not automatic or guaranteed; any adjustments take into account the factors mentioned above as well as the other components of compensation that together with base salary make up the executive's target total direct compensation.

        For 2016, base salary increases for our named executive officers were as follows:

Name	2015 Base Salary (effective April 2015)	2016 Base Salary (effective April 2016)	% Change
Charles Drucker	$800,000	$850,000	6.25%
Mark Heimbouch	$575,000	$625,000	8.70%
Stephanie Ferris(1)	$—	$330,000	—%
Royal Cole	$400,080	$425,000	6.23%
Matthew Taylor	$400,000	$425,000	6.25%
Kimberly Martin	$305,000	$350,000	14.75%

(1)
Effective as of October 5, 2015.

        These base salary increases reflected the desire to ensure externally competitive compensation packages for our NEOs.

Annual Incentive Compensation

        Our variable compensation plan, or VC Plan, is an annual cash incentive plan designed to align our executives' efforts with our annual financial and strategic objectives and to reward them based on our performance relative to those objectives. The plan provides our named executive officers the opportunity to earn performance-based compensation subject to the achievement of pre-established annual financial and strategic objectives that are tied to our annual business plan, with the Committee having discretion to modify the award based upon individual performance.

        The table below details the performance measures and applicable weightings for each measure, which were selected by the Committee for 2016. The Committee selected the mix of performance measures to emphasize profitable top line growth, to place a greater emphasis on bottom line profitability, and to recognize the importance of the Company's strategic initiatives to growth and stockholder value creation.

Performance Measure	Description	Weighting
Net Revenue	Represents total revenue less network fees and other costs.	30%
Pro Forma Adjusted Net Income	Derived from GAAP income before applicable income taxes and adjusted for certain items more fully described in our audited financial statements. See footnote on page 25 of this proxy statement.	60%
Strategic Initiatives	Consists of quantitative and/or qualitative objectives, which for 2016 included differentiating through a data analytics product or service and accelerating growth through our suite of security products.	10%

        For 2016, the financial and strategic thresholds, targets and maximums set forth below were established by the Committee based on our 2016 business plan, which was reviewed and approved by the Board. The Company's 2016 achievement against those measures, and the resulting weighted achievement percentage for those measures (which for each measure can range from 0% if the threshold goal is not achieved, to 160% if the maximum goal is achieved) are also set forth below:

Measure	Threshold	Target	Maximum	2016 Results	Weighted Achievement Percentage
Net Revenue	$1.770B	$1.825B	$1.880B	$1.905B	48%
Pro Forma Adjusted Net Income	$486M	$512M	$548M	$538M	86%
Strategic Initiatives	"Below"	"Meet"	"Exceed"	"Meet"	10%
Total	50%	100%	160%	—	144%

        For 2016, actual payouts to the named executive officers were determined by the Compensation Committee based on the overall corporate achievement as described above, and a qualitative assessment of (i) individual contributions toward such corporate achievement and (ii) individual accomplishments relative to developing and managing talent throughout the organization and executing on the Company's tactical objectives, both of which the Committee may use as the basis for modifying individual payouts up or down:

        The table below shows the target-level opportunities and actual payouts under the 2016 VC Plan for the named executive officers:

Name	2016 Target (as a % of Base Salary)	2016 Target	2016 Actual Payout	2016 Payout (as a % of Target)
Charles Drucker	150%	$1,275,000	$2,500,000	196%
Mark Heimbouch	100%	$625,000	$1,000,000	160%
Stephanie Ferris	75%	$247,500	$500,000	202%
Royal Cole	75%	$318,750	$450,000	141%
Matthew Taylor	75%	$318,750	$465,000	146%
Kimberly Martin	65%	$227,500	$415,000	182%

        Individual adjustments above the corporate achievement level for the named executive officers reflect individual accomplishments and business unit performance relative to the Committee established goals highlighted above. The payouts to the named executive officers reflect the Committee's assessment of their respective, individual contributions to the Company's overall strong performance in 2016 and, for our CFO, the desire to ensure an externally competitive compensation package.

Long-Term Incentive Compensation

        We believe that a significant portion of each named executive officer's compensation should depend on the amount of long-term value we create for our stockholders. Our long-term incentive, or LTI, compensation is equity-based and designed to support multiple objectives, including (i) aligning management's interests with those of our stockholders, (ii) tying compensation to the attainment of multi-year financial goals, thereby mitigating incentives for management to pursue short term objectives at the expense of long term priorities, (iii) ensuring that realized compensation is linked to and reflects changes in stockholder value, and (iv) attracting, motivating, rewarding, and retaining highly skilled executives.

        During 2016, our long-term equity compensation for named executive officers consisted of performance shares, stock options, and restricted stock and, in the case of our CFO, RSUs. The table below shows the equity award values for the named executive officers:

Name	Total Award Grant Date Value	Performance Shares	Options	Restricted Stock/RSUs
Charles Drucker	$6,000,000	$3,000,000	$3,000,000	—
Mark Heimbouch	$2,000,000	$1,000,000	$1,000,000	—
Stephanie Ferris	$750,000	$200,000	$200,000	$350,000
Royal Cole	$1,000,000	$400,000	$400,000	$200,000
Matthew Taylor	$1,250,000	$500,000	$500,000	$250,000
Kimberly Martin	$700,000	$280,000	$280,000	$140,000

        The Committee determined the 2016 LTI award values based on competitive market data, individual performance in 2015, and the value of the other components that make up an executive's target total direct compensation. In addition to annual LTI awards, the awards reflected in the table above include a promotion grant of $250,000 in restricted stock granted to our CFO.

        The Compensation Committee selected this mix of equity-based compensation so that our CEO and COO would receive 100% of their LTI award in performance-based equity vehicles (50% performance shares and 50% stock options). Our other named executive officers received 80% of their LTI compensation in performance-based equity (40% performance shares and 40% stock options), and 20% in time-based equity (restricted stock), which aid in the retention of the executives but are also aligned with changes in stockholder value. In making its determinations for 2016, the Committee sought to achieve a balance between rewarding, motivating, and retaining our executives, and weighted the mix of equity-based compensation so that a greater portion of LTI compensation is performance-based and not guaranteed.

  Vesting Provisions and Performance Conditions.

        Stock Options and Restricted Stock/Units.    Stock options and restricted stock/units granted to our named executive officers generally vest in 25% annual increments beginning on the first anniversary of the date of grant, except that the restricted stock granted to Ms. Ferris upon her promotion to CFO cliff vests on the third anniversary of the date of grant.

        Performance Shares/Units.    Performance shares/units granted to our named executive officers vest on the third anniversary of the date of grant if, and only to the extent that, certain performance targets are met at the end of the three-year performance period. The actual number of performance shares earned will be 50% for performance at the threshold level, 100% for performance at the target level, and 200% for performance at or above the maximum level established. If the threshold performance is not achieved, all of the performance shares will be forfeited. For 2016, the Committee approved the following performance goals and metrics: (i) the Company's cumulative compound annual growth rate in net revenue over the three-year period beginning January 1, 2016 and ending December 31, 2018, weighted 30%; and (ii) the Company's cumulative compound annual growth rate in pro forma adjusted net income per share over the same three-year period, weighted 70%. The Committee selected net revenue and pro forma adjusted net income per share as the performance metrics for the 2016 performance shares because it believes these metrics are critical drivers of sustained value creation over the long term. We calculate net revenue and pro forma adjusted net income in the same manner that we calculate such measures under the annual incentive plan. Earned performance shares/units will be settled on a one-for-one basis in shares of the Company's Class A common stock.

Severance and Change in Control Arrangements

        We have an executive severance plan, which we believe is reasonably necessary to hire and retain the executive talent in our market. The terms and estimated amount of benefits provided under this severance plan, as amended, are described below under "Employment Agreements and Severance Benefits—Severance Plan" and "Potential Payments upon Termination or Change in Control." In addition, grants of equity under our 2012 Equity Incentive Plan contain provisions for accelerated vesting of equity in certain change in control situations, as further described under "Employment Agreements and Severance Benefits" and "Potential Payments upon Termination or Change in Control." We believe these provisions are reasonable because the possibility of a change in control could cause uncertainty among executive officers and concern over potential loss of equity awards (which has been a significant component of their compensation) and therefore could result in their departure or distraction to the detriment of our Company and our stockholders.

Retirement and Other Benefits

        Our executive officers are eligible to participate in our employee benefit plans provided to other employees. These benefits include a 401(k) plan with a company matching contribution, group health insurance, and short and long-term disability insurance.

        In addition to the benefits offered to all employees, during 2016 we provided our CEO personal use of corporate aircraft in an amount not to exceed $150,000, primarily for purposes of commuting from his out-of-state residence to our corporate headquarters. The Company also paid travel expenses for the spouse of one NEO to attend the Company's annual Circle of Excellence award event for designated employees. See the "All Other Compensation" column of the 2016 Summary Compensation Table.

Setting Our Executives' Compensation

Role of Compensation Committee

        The role of the Compensation Committee is to oversee the executive compensation philosophy and structure. Moreover, it is also to review and approve compensation levels for the senior executives of the Company. In doing so, the Committee will from time to time review external market information. The Committee relies on an independent compensation consultant and peer group data to provide competitive market information on executive compensation design and practices as well as competitive rates of compensation.

Role of Compensation Consultant

        The Compensation Committee considers advice and recommendations received from its independent compensation consultant in establishing our executive compensation programs and making executive compensation decisions. Meridian Compensation Partners, LLC ("Meridian") served as the Committee's compensation consultant during all of 2016. During 2016, Meridian's work with the Committee included data aggregation analysis, advice, guidance, and recommendations on the following topics: compensation levels versus peers; market trends and incentive plan designs; an assessment of the risk and reward structure of our executive compensation plans; survey data; and policies and practices, including the policies and views of third-party proxy advisory firms. Meridian provides advice based in part on prevailing and emerging market practices, as well as our specific business context. While advising the Company, Meridian has remained independent of the Company's management, is retained by and reports directly to the Committee, and has no business or economic relationships with the Company other than its role advising the Committee.

Independence of the Compensation Consultant

        In 2016, the Committee considered the independence of Meridian in light of SEC rules and NYSE listing standards. The Committee requested and received a letter from Meridian addressing their independence, including the following factors: (i) other services provided to the Company by Meridian; (ii) fees paid by the Company as a percentage of Meridian's total revenue; (iii) policies or procedures maintained by Meridian that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants from Meridian involved in the engagement and a member of the Committee; (v) any Company stock owned by the individual consultants of Meridian involved in the engagement; and (vi) any business or personal relationships between our executive officers and Meridian or the individual consultants involved in their respective engagements. The Committee concluded that Meridian's work for the Committee is independent and does not raise a conflict of interest.

Role of Company Management

        The Committee considers recommendations from our CEO and our CHRO when designing our executive compensation programs, establishing our peer group, and making executive compensation decisions for executives other than our CEO and CHRO. Neither our CEO nor our CHRO has a role in his or her own compensation determination other than to participate in a discussion with the Committee regarding his or her performance and the Company's performance.

Use of Peer Group Data

        The Compensation Committee also uses peer group data to provide competitive market information on executive compensation design and practices as well as competitive rates of compensation. Specifically, we use the peer group:

  •
  as an input in establishing base salaries, annual incentive targets, and long-term incentive awards

  •
  to assess the form and mix of equity awarded to our executive officers, including our named executive officers

  •
  to assess the competitiveness of target total direct compensation

  •
  as an input in designing annual and long-term incentive plans

  •
  to evaluate share utilization by reviewing overhang levels and annual run rate

        To determine the peer group each year, the Committee considers companies with the following characteristics: operate in financial services industry; reasonably similar in size to Vantiv based on revenue and market capitalization; compete with us for talent; have similar customers (for example, merchants and financial institutions); and have executive positions similar in breadth, complexity and scope of responsibility. The Committee reviews and makes as-needed adjustments to the peer group annually to ensure that the chosen group continues to meet the relevant criteria. For 2016, the Committee changed the peer group by adding Cardtronics, Inc., Intuit, Inc., Mastercard, Inc., Moneygram International, Inc., and NCR Corporation and removing Neustar, Inc. and WEX, Inc.

        For 2016, the peer group was composed of the following 19 companies:

Alliance Data Systems DST Systems Fiserv Heartland Payment Systems Mastercard, Inc. Paychex, Inc. Western Union	Broadridge Financial Solutions Euronet Worldwide FleetCor Technologies Jack Henry & Associates Moneygram International, Inc. Total System Services, Inc.	Cardtronics, Inc. Fidelity National Information Services Global Payments Intuit, Inc. NCR Corporation Verifone Systems, Inc.

        The Committee uses peer group proxy data along with survey data to develop a market composite from which to benchmark our named executive officers' compensation. We consider a range of market data points (25th percentile to 75th percentile) but generally reference the median of this market data when establishing base salaries and annual and long-term incentive targets.

Tally Sheets

        The Compensation Committee reviewed tally sheets for the named executive officers in 2016 and expects to do so annually in the future. Tally sheets provide the Committee a comprehensive analysis of both the individual elements of compensation (including the compensation mix) as well as the aggregate total amount of actual and projected compensation as a means to assess whether the executive's compensation is reasonable. The tally sheets reviewed by the Committee present the dollar amount of each element of the named executive officer's compensation package, as well as estimates of the amounts payable to each executive upon the occurrence of potential future events, such as a change of control, retirement, death, disability, involuntary termination for cause, and voluntary or involuntary termination without cause. Although the tally sheets are not used to benchmark total compensation with our peer group, the Committee considers total compensation paid to executives in our peer group in considering the reasonableness of our executives' compensation.

Other Matters Relating to Executive Compensation

Say On Pay Vote

        In 2016, our stockholders approved a non-binding advisory say-on-pay proposal at our 2016 Annual Meeting with over 93% of the votes cast in favor of that proposal. The Committee reviewed the results of the stockholder vote and intends to continue to monitor our current compensation structure and future votes to ensure that there is continued support for our pay programs among our stockholders.

Clawback Policy

        We have implemented a clawback policy permitting our Compensation Committee to recoup all or a portion of any incentive compensation that was paid to our executive officers based upon financial results that are subsequently restated due to our material noncompliance with any financial reporting requirement.

Stock Ownership Guidelines

        The Board of Directors has established stock ownership guidelines for the Chief Executive Officer and the other executive officers equal to six times annual salary in the case of the Chief Executive Officer and three times annual salary for other executive officers. With certain exceptions, any shares owned by an executive officer (or shares received upon the exercise of options or vesting of restricted stock, less an amount to cover current tax liabilities) must be held by the executive officer until the relevant ownership multiple is reached. The guidelines were effective as of January 1, 2013 and apply to equity awards granted on or after January 1, 2013. As of December 31, 2016, all of our executive officers have met these guidelines.

Securities Trading Policy; Prohibition on Pledging & Hedging

        Employees of the Company, including executive officers, are prohibited from: (1) engaging in short sales of Company securities; or (2) engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of the Company's equity securities, on an exchange or in any other organized market. Executive officers and directors are also prohibited from pledging Company securities.

Compensation Risk Assessment

        With the assistance of its independent advisor, our Compensation Committee undertakes an annual review and risk assessment of our compensation policies and practices. Following the assessment conducted in 2016, we determined that the risks arising from the Company's compensation plans and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Grant Procedures

        We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates. We grant annual equity awards in February of each year during our open trading window following the release of our prior year results.

Tax and Accounting Considerations

        We recognize a charge to earnings for accounting purposes for equity awards over their requisite service period. With respect to the tax deductibility of compensation, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1.0 million paid in any taxable year to its chief executive officer and certain other executive officers unless the compensation qualifies as "performance-based compensation" within the meaning of the Code. The Compensation Committee considers the tax deductibility of compensation, but is fully authorized to approve compensation that may not be deductible when it believes that such payments are appropriate to attract and retain executive talent.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Compensation Committee Gary Lauer, Chair Kevin Costello David Karnstedt Jeffrey Stiefler

EXECUTIVE COMPENSATION

2016 Summary Compensation Table

        The following table presents information regarding the compensation of our named executive officers during 2016, 2015 and 2014. The table includes values for contingent compensation such as granted but unvested, unearned or unpaid stock awards and unvested or unexercised stock options. The executives may never realize the value of certain items included in the column headed "Total," or the amounts realized may differ materially from those listed in the table. This table and the 2016 Grants of Plan-Based Awards table should be read together and in conjunction with our Compensation Discussion and Analysis.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Charles Drucker	2016	840,577	664,000	3,000,000	2,999,997	1,836,000	160,865	9,501,439
Chief Executive Officer and	2015	803,077	112,000	1,749,970	1,749,995	1,788,000	91,890	6,294,932
President	2014	800,000	25,000	1,499,972	1,499,997	1,350,000	47,756	5,222,725
Mark Heimbouch	2016	614,712	100,000	1,000,000	999,999	900,000	11,925	3,626,636
Senior Executive Vice President	2015	549,175	43,250	4,749,950	499,991	856,750	11,925	6,711,041
and Chief Operating Officer	2014	466,200	—	659,982	439,995	435,000	11,700	2,012,877
Stephanie Ferris(6)	2016	331,269	143,600	549,957	199,989	356,400	11,925	1,593,140
Chief Financial Officer
Royal Cole	2016	420,309	—	599,970	399,991	450,000	14,212	1,884,482
Group President, Merchant &	2015	398,140	2,910	2,909,883	339,999	447,090	11,925	4,109,947
Financial Institution Services	2014	386,580	—	449,976	299,999	320,000	11,700	1,468,255
Matthew Taylor	2016	420,288	6,000	750,000	499,992	459,000	11,925	2,147,205
Group President, Integrated	2015	380,140	13,000	3,509,957	339,999	447,000	11,925	4,702,021
Payments & Emerging Channels
Kimberly Martin	2016	339,923	87,400	419,934	279,987	327,600	53,925	1,508,769
Chief Human Resource Officer	2015	281,544	400,052	1,419,933	179,996	249,948	52,068	2,583,541

(1)
Represents the amount of the Committee's upward adjustment to the VC Plan. For additional information about the 2016 VC Plan and individual awards thereunder, see the Grants of Plan-Based Awards Table and the Compensation Discussion and Analysis.

(2)
Represents the aggregate grant date fair value of stock-based awards granted during the year indicated computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC Topic 718") utilizing the assumptions discussed in Note 13—Share-Based Compensation Plans to our audited financial statements for the fiscal year ended December 31, 2016 included on our Annual Report on Form 10-K as filed with the SEC on February 8, 2017 (the "2016 Form 10-K"), without regard to estimated forfeitures related to service-based vesting conditions. Stock awards in 2016 consisted of performance shares for the CEO and COO and a combination of performance shares, performance share units (PSUs), restricted stock and restricted stock units (RSUs) for the other named executive officers. Aggregate grant date fair value for restricted stock and RSU awards represents the closing stock price on the grant date. Aggregate grant date fair value for performance share awards is based on target performance, which was the probable outcome of the performance conditions as of the grant date. Assuming the maximum level of performance under the performance share and PSU awards was to be achieved (200% of the target), the aggregate grant date fair value of the performance shares and PSUs would be as follows for each of the named executive officers:

Name	Grant Date Fair Value of Performance Shares / PSUs (as set forth in table above) ($)	Value of Performance Shares / PSUs Assuming Maximum Performance ($)
Charles Drucker	3,000,000	6,000,000
Mark Heimbouch	1,000,000	2,000,000
Stephanie Ferris	199,990	399,980
Royal Cole	399,980	799,960
Matthew Taylor	500,000	1,000,000
Kimberly Martin	279,956	559,912

The named executive officers may never realize any value from the performance shares and PSUs, and to the extent they do, the amounts realized will be determined by the actual number of shares earned (as a result of achievement of the relevant performance measures) multiplied by the fair market value of the Company's common stock at the time the awards are paid.

(3)
Represents the aggregate grant date fair value of stock options granted during the year indicated. The grant date fair value of stock option awards was determined using the Black-Scholes option pricing model in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13—Share-Based Compensation Plans to our audited financial statements included in our 2016 Form 10-K.

(4)
Represents annual incentive payouts under the VC Plan, less the portion of those payouts reported in the Bonus column. For additional information about the 2016 VC Plan and individual awards, see the Grants of Plan-Based Awards Table and the Compensation Discussion and Analysis.

(5)
The following table contains a breakdown of the compensation and benefits included in All Other Compensation for 2016.

Name	401(k) Match ($)	Corporate Aircraft Usage ($)(a)	Circle of Excellence ($)	Housing Allowance ($)
Charles Drucker	11,925	148,940	—	—
Mark Heimbouch	11,925	—	—	—
Stephanie Ferris	11,925	—	—	—
Royal Cole	11,925	—	2,287	—
Matthew Taylor	11,925	—	—	—
Kimberly Martin	11,925	—	—	42,000

(a)
Represents the aggregate incremental costs primarily attributable to the CEO's commuting between his out-of-state residence and our corporate headquarters, based upon the average hourly variable costs of operating the aircraft during 2016.
(6)
Ms. Ferris joined the Company in 2001 and became a named executive officer in 2016.

2016 Grants of Plan-Based Awards Table

        The following table shows grants of plan-based awards to the named executive officers during 2016.

								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)		Grant Date Fair Value of Stock and Option Awards(5) ($)
		Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
C. Drucker
VC		$637,500	$1,275,000	$2,040,000
Performance Shares	2/17/16				29,994	59,988	119,976				$3,000,000
Stock Options	2/17/16								215,517	$50.01	$2,999,997
M. Heimbouch
VC		$312,500	$625,000	$1,000,000
Performance Shares	2/17/16				9,998	19,996	39,992				$1,000,000
Stock Options	2/17/16								71,839	$50.01	$999,999
S. Ferris
VC		$123,750	$247,500	$396,000
Performance Share Units	2/17/16				1,999	3,999	7,998				$199,990
Stock Options	2/17/16								14,367	$50.01	$199,989
Restricted Stock Units	2/17/16							1,999			$99,970
Restricted Stock(6)	4/26/16							4,604			$249,997
R. Cole
VC		$159,375	$318,750	$510,000
Performance Shares	2/17/16				3,999	7,998	15,996				$399,980
Stock Options	2/17/16								28,735	$50.01	$399,991
Restricted Stock	2/17/16							3,999			$199,990
M. Taylor
VC		$159,375	$318,750	$510,000
Performance Shares	2/17/16				4,999	9,998	19,996				$500,000
Stock Options	2/17/16								35,919	$50.01	$499,992
Restricted Stock	2/17/16							4,999			$250,000
K. Martin
VC		$113,750	$227,500	$364,000
Performance Shares	2/17/16				2,799	5,598	11,196				$279,956
Stock Options	2/17/16								20,114	$50.01	$279,987
Restricted Stock	2/17/16							2,799			$139,978

(1)
Represents the range of possible payouts that could have been earned under the VC Plan for 2016. The target amounts represent the potential payout if Company performance meets the target goals established at the beginning of the year. The maximum amounts assume the Company achieved the maximum performance level, which would result in payout at 160% of target, subject to modification based on performance against individual goals as discussed in the Compensation Discussion & Analysis. If threshold performance is not achieved, there would be no payouts under the VC Plan. Actual payout amounts under the 2016 VC Plan are included in the Non-Equity Incentive Plan Compensation column of the 2016 Summary Compensation Table.

(2)
Represents possible future payouts of common stock underlying performance shares granted in 2016. The performance shares or, in the case of Ms. Ferris, PSUs, vest, if at all, on the third anniversary of the grant date. The actual number of shares of Class A common stock to be issued and the ultimate value of those shares will be determined at the conclusion of the three-year period ending December 31, 2018 and our stock price on the vesting date. If the threshold performance goals are not met at the end of the three-year period, no awards will be paid out.

(3)
The restricted stock or, in the case of Ms. Ferris, RSUs, vests in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(4)
The options vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

(5)
Represents the aggregate grant date fair value of equity awards granted in 2016 in accordance with FASB ASC Topic 718, excluding the estimated effect of forfeitures.

(6)
This restricted stock represents Ms. Ferris's grant associated with her promotion to Chief Financial Officer. The restricted stock vests in full on the third anniversary of the grant date, subject to continued employment on such date.

Outstanding Equity Awards at Fiscal Year-End 2016

        The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2016.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
C. Drucker
	2/27/2013	132,042	44,014	(2)	$21.95	2/27/2023
	2/18/2014									96,710	(7)	$6,272,611
	2/18/2014	82,690	82,690	(3)	$31.02	2/18/2024
	2/24/2015									94,338	(8)	$5,624,432
	2/24/2015	39,628	118,886	(4)	$37.10	2/24/2025
	2/17/2016									59,988	(9)	$3,576,485
	2/17/2016	—	215,517	(5)	$50.01	2/17/2026
M. Heimbouch
	2/27/2013	46,478	15,493	(2)	$21.95	2/27/2023
	2/27/2013						2,506	(10)	$149,408
	2/18/2014									28,368	(7)	$1,839,948
	2/18/2014	24,255	24,256	(3)	$31.02	2/18/2024
	2/18/2014						3,546	(11)	$211,413
	2/24/2015									26,954	(8)	$1,606,997
	2/24/2015	11,322	33,967	(4)	$37.10	2/24/2025
	2/24/2015						5,054	(12)	$301,319
	2/24/2015									53,908	(13)	$3,213,995
	2/24/2015						53,908	(14)	$3,213,995
	2/17/2016									19,996	(9)	$1,192,162
	2/17/2016	—	71,839	(5)	$50.01	2/17/2026
S. Ferris
	2/27/2013	9,507	3,169	(2)	$21.95	2/27/2023
	2/27/2013						513	(10)	$30,585
	2/18/2014									6,446	(7)	$418,088
	2/18/2014	5,512	5,513	(3)	$31.02	2/18/2024
	2/18/2014						806	(11)	$48,054
	2/24/2015									7,546	(8)	$449,893
	2/24/2015	3,170	9,511	(4)	$37.10	2/24/2025
	2/24/2015						1,415	(12)	$84,362
	2/17/2016									3,999	(9)	$238,420
	2/17/2016	—	14,367	(5)	$50.01	2/17/2026
	2/17/2016						1,999	(15)	$119,180
	4/26/2016						4,604	(16)	$274,490
R. Cole
	2/27/2013	—	10,704	(2)	$21.95	2/27/2023
	2/27/2013						1,731	(10)	$103,202
	2/18/2014									19,342	(7)	$1,254,522
	2/18/2014	—	16,538	(3)	$31.02	2/18/2024
	2/18/2014						2,418	(11)	$144,161
	2/24/2015									18,328	(8)	$1,092,715
	2/24/2015	—	23,098	(4)	$37.10	2/24/2025
	2/24/2015						3,437	(12)	$204,914
	10/26/2015									25,569	(17)	$1,524,424
	10/26/2015						25,569	(18)	$1,524,424
	2/17/2016									7,998	(9)	$476,841
	2/17/2016	—	28,735	(5)	$50.01	2/17/2026
	2/17/2016						3,999	(15)	$238,420

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
M. Taylor
	9/9/2013	—	58,110	(6)	$16.79	9/9/2023
	2/24/2015									18,328	(8)	$1,092,715
	2/24/2015	7,699	23,098	(4)	$37.10	2/24/2025
	2/24/2015						3,437	(12)	$204,914
	2/24/2015									40,431	(19)	$2,410,496
	2/24/2015						40,431	(20)	$2,410,496
	2/17/2016									9,998	(9)	$596,081
	2/17/2016	—	35,919	(5)	$50.01	2/17/2026
	2/17/2016						4,999	(15)	$298,040
K. Martin
	2/9/2015						24,207	(21)	$1,443,221
	2/24/2015									9,702	(8)	$578,433
	2/24/2015	4,076	12,228	(4)	$37.10	2/24/2025
	2/24/2015						1,819	(12)	$108,449
	2/17/2016									5,598	(9)	$333,753
	2/17/2016	—	20,114	(5)	$50.01	2/17/2026
	2/17/2016						2,799	(15)	$166,876

(1)
Market value is based on the December 30, 2016 per share closing price of $59.62 of our Class A common stock on the NYSE. The ultimate value realized will depend on our stock price on the actual vesting date and, with respect to PSUs and performance shares, the actual number of shares earned. See footnote 7 below for more information on the value of the PSUs granted in 2014.

(2)
The options granted on February 27, 2013 vest in four equal annual installments beginning one year from such grant date. There were no stock option grants prior to 2013.

(3)
The options granted on February 18, 2014 vest in four equal annual installments beginning one year from such grant date.

(4)
The options granted on February 24, 2015 vest in four equal annual installments beginning one year from such grant date.

(5)
The options granted on February 17, 2016 vest in four equal annual installments beginning one year from such grant date.

(6)
These options were granted to Mr. Taylor by his prior employer, Mercury Payment Systems, LLC ("Mercury") and assumed by the Company at the closing of the acquisition of Mercury.

(7)
Based on the Company's performance through year three of the three-year performance period ending December 31, 2016. This represents 200% of the target number of PSUs granted on February 18, 2014, which is equal to the actual number of PSUs that vested on February 18, 2017 based on performance through the three-year performance period ending December 31, 2016. The actual value of the shares that vested was based on the Company's closing stock price as of February 17, 2017 (the last trading day before vesting date), which was $64.86.

(8)
Based on the Company's performance through year two of the three-year performance period ending December 31, 2017. This represents 200% of the target number of performance shares (or, in the case of Ms. Ferris, PSUs) granted on February 24, 2015. The actual number of performance shares or PSUs that vest on February 24, 2018 will be based on performance over the three-year period ending December 31, 2017, and the actual value of any shares or units that vest will be based on our Company's stock price on the vesting date.

(9)
Represents the target number of performance shares (or, in the case of Ms. Ferris, PSUs) granted on February 17, 2016, which vest, if at all, on February 17, 2019. The actual number of shares of Class A common stock to be issued (from 0% of target up to 200% of target) and the actual value of those shares or units will be determined based on the Company's performance over the three-year period ending December 31, 2018 and our Company's stock price on the vesting date.

(10)
The RSUs granted on February 27, 2013 vest in four equal annual installments beginning one year from such grant date.

(11)
The RSUs granted on February 18, 2014 vest in four equal annual installments beginning one year from such grant date.

(12)
The restricted stock (or, in the case of Ms. Ferris, RSUs) granted on February 24, 2015 vests in four equal annual installments beginning one year from such grant date.

(13)
These performance shares represent one component of Mr. Heimbouch's special equity award and such performance shares vest, if at all, in equal installments on (1) August 31, 2017, subject to continued employment on such date (the relevant 2016 performance goal has been achieved); and (2) August 31, 2018 if the relevant 2017 performance goal is achieved, subject to continued employment on each such date.

(14)
This restricted stock represents one component of Mr. Heimbouch's special equity award and such restricted stock vests in equal installments on August 31, 2017 and August 31, 2018, subject to continued employment on each such date.

(15)
The restricted stock (or, in the case of Ms. Ferris, RSUs) granted on February 17, 2016 vests in four equal annual installments beginning one year from such grant date.

(16)
This restricted stock represents an award granted to Ms. Ferris pursuant to her promotion to Chief Financial Officer and cliff vests on the third anniversary of the grant date.

(17)
These performance shares represent one component of Mr. Cole's special equity award and such performance shares vest, if at all, in equal installments on (1) the later of December 31, 2017 and when the Company certifies that the relevant 2017 performance goal is achieved; and (2) the later of December 31, 2018 and when the Company certifies that the relevant 2018 performance goal is achieved, subject to continued employment on each such date.

(18)
This restricted stock represents one component of Mr. Cole's special equity award and such restricted stock vests in equal installments on the second and third anniversaries of the grant date, subject to continued employment on each such date.

(19)
These performance shares represent one component of Mr. Taylor's special equity award and such performance shares vest, if at all, in equal installments on (1) August 31, 2017, subject to continued employment on such date (the relevant 2016 performance goal has been achieved); and (2) August 31, 2018 if the relevant 2017 performance goal is achieved, subject to continued employment on each such date.

(20)
This restricted stock represents one component of Mr. Taylor's special equity award and such restricted stock vests in equal installments on August 31, 2017 and August 31, 2018, subject to continued employment on each such date.

(21)
These RSUs represent Ms. Martin's new-hire grant and such RSUs vest in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to continued employment on each such date.

Option Exercises and Stock Vested in 2016

        The table below shows the number of shares of Class A common stock acquired by our named executive officers during 2016 upon the exercise of options and the vesting of restricted stock or RSU awards and performance share of PSU awards, in each case before payment of applicable withholding taxes.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
C. Drucker	—	—	113,894	5,941,850
M. Heimbouch	—	—	46,052	2,397,473
S. Ferris	—	—	9,586	498,888
R. Cole	34,941	824,917	31,783	1,654,671
M. Taylor	185,820	8,034,647	1,145	58,910
K. Martin	—	—	8,675	393,961

No Pension Benefits

        In the year ended December 31, 2016, our named executive officers received no pension benefits and had no accumulated pension benefits.

No Nonqualified Deferred Compensation

        In the year ended December 31, 2016, our named executive officers received no nonqualified deferred compensation and had no deferred compensation balances.

Employment Arrangements and Severance Benefits

Offer/Confirmation Letters

        Either in connection with our initial public offering or at their respective time of hire or promotion to an executive officer position, we entered into offer or confirmation letters with each of our executive officers, including the named executive officers. Pursuant to these letters, each named executive officer receives an annual base salary and is eligible to receive awards under our short-term and long-term incentive programs and to participate in the Vantiv, LLC Executive Severance Plan (described below).

Executive Severance Plan

        We adopted the Vantiv, LLC Executive Severance Plan, or Severance Plan, in March 2012 in connection with our initial public offering, and we amended and restated the Severance Plan in November 2015. Each of our named executive officers participates in the Severance Plan. Pursuant to the Severance Plan, our executive officers and certain, designated senior officers are eligible to receive severance payments upon termination without cause or, with respect to our Chief Executive Officer only, resignation for good reason, subject to signing a release of claims and compliance with continuing obligations of confidentiality and non-disparagement, and continuing obligations of non-competition, non-solicitation, and no-hire for one year after termination. No benefits are payable under the terms of the Severance Plan if the Company terminates any named executive officer for cause or such named executive officer voluntarily resigns.

        The Severance Plan is intended to support a variety of objectives, including (i) standardization of severance policy among our executive and senior officers, which ensures internal parity, simplifies internal administration, and mitigates negotiation at hire and termination, and (ii) the attraction and retention of highly skilled executives by protecting them from the short term economic consequences associated with unexpected termination of employment in the absence of cause.

  Severance Benefits

        Upon involuntary termination of Mr. Drucker without cause or his resignation for good reason (each as defined below), Mr. Drucker would be entitled to (a) one and one-half times (1.5x) the sum of his base salary plus target bonus for the year of termination, (b) a lump sum equal to his current performance bonus, based on actual performance, for the year of termination, pro-rated for the number of months of the year he is employed by the Company, and (c) the premium cost of coverage under medical and dental plans for 24 months at the same rate we contribute to premium cost for active executives. If we terminate Mr. Drucker's employment without cause or he terminates his employment with good reason (each as defined below) in the 24 months following a change of control (the "Change of Control Period"), then Mr. Drucker would be entitled to (a) a lump sum payment equal to two times (2x) the sum of his base salary plus target bonus for the year of termination, (b) a lump sum payment equal to his current target performance bonus for the year of termination, pro-rated for the number of months of the year he is employed by the Company, and (c) the premium cost of coverage under medical and dental plans for 24 months at the same rate we contribute to premium cost for active executives.

        Upon involuntary termination of the other named executive officers without cause (as defined below), such executive officer would be entitled to (a) a lump sum payment equal to one times (1x) the sum of his or her base salary plus target bonus for the year of termination and (b) a lump sum equal to his or her current performance bonus, based on actual performance, for the year of termination, pro-rated for the number of months of the year he or she is employed by the Company. If we terminate a named executive officer's employment without cause or he or she terminates his or her employment with good reason (each as defined below) during the Change of Control Period, then such named executive officer would be entitled to (a) a lump sum payment equal to two times (2x) the sum of his or her base salary plus target bonus for the year of termination and (b) a lump sum equal to his or her current target performance bonus for the year of termination, pro-rated for the number of months of the year he or she is employed by the Company.

  Definitions

        Under the Severance Plan, "cause" generally means that we have determined that any or more than one of the following has occurred: (i) gross negligence or willful misconduct of a material nature in connection with the performance of duties; (ii) indictment or conviction for or has pleaded guilty to a felony; (iii) non-de minimis intentional act of fraud, dishonesty or misappropriation (or attempted appropriation) of our funds or property (including those of any of our affiliates); (iv) we (or any parent or subsidiary) is ordered or directed by a federal or state regulatory agency to terminate or suspend such participant's employment; (v) violation of a non-competition agreement after written notice from the Board of Directors to cease such activity, and the Board of Directors determines activity is materially harmful to us and our affiliates; (vi) breach of any material obligation of the offer letter; (vii) breach of fiduciary duties as officer or director; or (viii) continued failure or refusal after written notice from the Board of Directors to implement or follow the direction of the board of directors or our chief executive officer.

        "Good reason" generally means: (i) material diminution in nature or scope of responsibilities, duties or authorities; (ii) material diminution in base salary or annual bonus potential, other than as part of across-the- board reduction that results in proportional reduction to such participant equal to that of other senior executives; (iii) removal from, or failure to continue in, current position, unless such participant is offered another executive position which is no less favorable than such participant's current position in terms of compensation; (iv) any requirement that the participant take any action or omit to take any action, which if taken or omitted to be taken would require the participant to resign in order to comply with applicable law; or (v) relocation of such executive officer's principal office to a location more than 50 miles from the current office provided the move in office location results in an increase in such executive officer's commute.

Equity Awards

        In connection with equity awards our executives enter into equity award agreements that provide for acceleration of vesting or acceleration of forfeiture upon certain events. Our equity award agreements provide for "double trigger" vesting upon a change in control. This means that if an award remains outstanding following a change in control, such as if the acquiring company assumes the award or grants a replacement award, vesting would be accelerated in accordance with the respective award agreement only if the executive is terminated without cause or resigns for good reason following the change in control. Our equity awards also contain provisions that provide for accelerated vesting upon certain other termination events outside of the change in control context, including terminations without cause or for good reason (performance shares), death or disability (restricted stock, performance shares, and stock options), and retirement (performance shares). See the section titled "Potential Payments upon Termination or Change in Control" for additional information about the terms of our outstanding equity awards and amounts payable under various termination scenarios.

Non-Competition, Non-Solicitation and Confidentiality

        Each of our executive officers, including our named executive officers, has entered into non-competition, non-solicitation and confidentiality agreements with the Company. Pursuant to such agreements, each executive officer has agreed not to compete with the Company for a specified period following such executive officer's date of termination. In addition, each executive officer may not solicit any of our employees during the term of his or her employment or for a specified period thereafter or disclose any confidential information provided by our employment.

Potential Payments upon Termination or Change in Control

        The table below reflects the estimated amount of compensation payable to our named executive officers assuming their employment had terminated on December 31, 2016 under the circumstances indicated. In the table, the equity award amounts shown represent the value of unvested restricted stock, RSUs, performance shares, PSUs and stock options that would vest under the various scenarios, as applicable, in each case based on the closing price of our Class A common stock of $59.62 on December 30, 2016, which was the last trading day of 2016.

        Cash severance consists of base salary and annual incentive compensation under our VC Plan. The treatment of cash severance, under all termination scenarios, is dictated by the Severance Plan. The Severance Plan does not provide for cash severance in the event of termination of employment due to death, disability, retirement, voluntarily resignation for any reason other than for good reason (other than for the CEO), or termination for Cause. The treatment of equity-based awards (other than stock option awards granted to Mr. Taylor by Mercury and assumed by the Company at the closing of the acquisition of Mercury), under all termination scenarios, is dictated by the 2012 Equity Incentive Plan and the terms of the applicable award agreement. These award agreements provide for "double-trigger" vesting, meaning that a change in control alone, without a related termination of employment, will not give rise to any change in control payments provided that the award is assumed or replaced with a substitute award in the change in control transaction. As a result, amounts reflected for termination after change in control assume involuntarily termination by the Company without cause or resignation for good reason in connection with a change in control.

        In the event of termination by the Company without cause or by the executive with good reason following a change in control, all unvested restricted stock and RSUs and stock options would immediately become vested. If a named executive officer is terminated without cause or terminates his employment for good reason (other than in connection with a change in control), all unvested restricted stock, RSUs and stock options would be forfeited, except that 50% of the economic value of the special performance share awards granted to Messrs. Heimbouch and Taylor in 2015 would vest in connection with a termination without cause or for good reason.

        In the event of a change in control, unvested performance shares and PSUs would vest and convert to time-based restricted stock that cliff vests following completion of the performance period. Vesting would be at the greater of target or projected actual performance at the time of the change in control. If a named executive officer is terminated without cause or resigns with good reason following the change in control, or dies or becomes disabled, the restricted stock would vest immediately.

        In the event of a termination due to death or disability, all unvested restricted stock would vest in full, all unvested RSUs and stock options would vest in full, and unvested performance shares and PSUs would vest at a target level of performance with a pro-rata reduction based on the number of completed months of the performance period. In the event of an eligible-retirement, all unvested restricted stock, RSUs and stock options would be forfeited, and unvested performance shares and PSUs would be paid out following the performance period based on actual performance and the number of months employed during the performance period. As of December 31, 2016, none of our named executive officers, other than Mr. Cole, were retirement-eligible.

        For further details about the post-termination amounts shown in the following table, see the footnotes to the table and the respective discussions above.

Name and Benefits	Termination Without Cause / Resignation For Good Reason	Termination After Change in Control	Upon Change in Control	Retirement(1)	Death or Disability
C. Drucker
Cash Severance(2)	$5,687,500	$5,525,000	$—	$—	$—
Stock Options(3)	—	8,771,372	—	—	8,771,372
Performance Shares/Units(4)	—	14,966,766	—	—	5,949,897
Restricted Stock/Units(6)	—	—	—	—	—
Benefits(5)	27,004	27,004	—	—	—
Total Estimated Value	$5,714,504	$29,290,142	$—	$—	$14,721,269
M. Heimbouch
Cash Severance(2)	$2,250,000	$3,125,000	$—	$—	$—
Stock Options(3)	—	2,732,653	—	—	2,732,653
Performance Shares/Units(4)	1,606,997	7,704,454	—	—	3,385,701
Restricted Stock/Units(6)	—	3,876,135	—	—	3,876,135
Benefits(5)	—	—	—	—	—
Total Estimated Value	$3,856,997	$17,438,242	$—	$—	$9,994,489
S. Ferris
Cash Severance(2)	$1,077,500	$1,402,500	$—	$—	$—
Stock Options(3)	—	629,303	—	—	629,303
Performance Shares/Units(4)	—	1,072,623	—	—	421,593
Restricted Stock/Units(6)	—	556,672	—	—	556,672
Benefits(5)	—	—	—	—	—
Total Estimated Value	$1,077,500	$3,661,098	$—	$—	$1,607,568
R. Cole
Cash Severance(2)	$1,193,750	$1,806,250	$—	$—	$—
Stock Options(3)	—	1,672,517	—	—	1,672,517
Performance Shares/Units(4)	—	4,247,150	—	2,040,594	1,099,770
Restricted Stock/Units(6)	—	2,215,121	—	—	2,215,121
Benefits(5)	—	—	—	—	—
Total Estimated Value	$1,193,750	$9,941,038	$—	$2,040,594	$4,987,408
M. Taylor
Cash Severance(2)	$1,208,750	$1,806,250	$—	$—	$—
Stock Options(3)	—	3,354,200	2,488,851	—	865,349
Performance Shares/Units(4)	1,205,248	6,588,144	—	—	1,768,180
Restricted Stock/Units(6)	—	2,913,451	—	—	2,913,451
Benefits(5)	—	—	—	—	—
Total Estimated Value	$2,413,998	$14,662,045	$2,488,851	$—	$5,546,980
K. Martin
Cash Severance(2)	$992,500	$1,382,500	$—	$—	$—
Stock Options(3)	—	468,670	—	—	468,670
Performance Shares/Units(4)	—	912,186	—	—	304,062
Restricted Stock/Units(6)	—	1,718,487	—	—	1,718,487
Benefits(5)	—	—	—	—	—
Total Estimated Value	$992,500	$4,481,843	$—	$—	$2,491,219

(1)
As of December 31, 2016, only Mr. Cole met the requirements of "Retirement." Retirement means voluntary termination of employment after reaching age (i) 65 or (ii) 55 with at least 5 years of completed service. Performance shares and performance share units are subject to payout following completion of the performance period based on actual performance, pro-rated for completed months of service during the performance period in the event of an eligible retirement. Stock options, restricted stock, and restricted stock units do not provide for acceleration of vesting upon an eligible retirement and therefore would be forfeited even if the employee met the requirements of "Retirement" at the time of his or her termination of employment. Cash severance is not provided upon Retirement.

(2)
Represents amounts payable pursuant to the Severance Plan. If the termination is outside of a change in control, consists of an amount equal to (a) salary continuation equal to one and one-half times (1.5x) the sum of base salary, (b) a lump sum payment equal to one and one-half times (1.5x) the target bonus for the year of termination for the CEO (one times (1x) for the other named executive officers) and (c) a lump sum payment equal to current performance bonus, based upon actual achievement, for the year of termination, pro-rated for the number of months of the year he or she is employed by the Company during such year. If the termination is in connection with a change in control, consists of an amount equal to (a) a lump sum payment equal to two times (2x) the sum of base salary plus target bonus for the year of termination and (b) a lump sum payment equal to current performance bonus, at target, for the year of termination, pro-rated for the number of months of the year he or she is employed by the Company during such year. See "Employment Agreements and Severance Benefits—Severance Plan" for further discussion.

(3)
Represents the value of stock options that would vest, calculated by multiplying the number of options by the spread between the exercise price and the closing price of our Class A common stock on December 30, 2016 of $59.62. For Mr. Taylor, the amount in the Change in Control column is the result of the vesting of his Mercury stock options upon a Change in Control.

(4)
Termination after Change in Control amounts assume the Change in Control transaction successor assumes the PSUs on similar contractual and financial terms. For the PSUs granted on February 18, 2014, based on the Company's performance through year three of the three-year performance period ending December 31, 2016, the amount assumes the PSUs will vest at 200% of target multiplied by $59.62. For the performance shares and PSUs granted on February 24, 2015, based on the Company's performance through year two of the three-year performance period ending December 31, 2017, the amount assumes they will vest at 200% of target multiplied by $59.62. For the performance shares and PSUs granted on February 17, 2016, based on the Company's performance through the entire three-year performance period ending December 31, 2016, the amount assumes they will vest at 200% of target multiplied by $59.62. For Death or Disability, the amount represents the target number of PSUs multiplied by $59.62, pro-rated based on 36 completed months of the 36 month performance period for the PSUs granted in 2014, 24 completed months of the 36 month performance period for the performance shares and PSUs granted in 2015 and 12 completed months of the 36 month performance period for the performance shares and PSUs granted in 2016.

(5)
For Mr. Drucker, this amount represents the estimated cost to the Company of continued premium payments for coverage under medical and dental plans for 24 months. Each of the other named executive officers is entitled to COBRA benefits.

(6)
Represents the value of restricted stock and RSUs that would vest, calculated by multiplying the number of shares of restricted stock and RSUs by $59.62.

RELATED PERSON TRANSACTIONS

Policies for Approval of Related Person Transactions

        We have adopted a written policy relating to the approval of related person transactions. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (i) our directors, director nominees, executive officers or their immediate family members, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i) and (ii) above.

        As set forth in the related person transaction policy, in the course of its review and approval of a related party transaction, the committee will consider:

  •
  the nature of the related person's interest in the transaction;

  •
  the availability of other sources of comparable products or services;

  •
  the material terms of the transaction; and

  •
  the importance of the transaction to us.

        Only those related person transactions that are determined to be in (or not inconsistent with) our best interests are permitted to be approved.

Related Person Transactions

        We describe below transactions and series of similar transactions, during our last fiscal year, to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

        Compensation arrangements for our directors and named executive officers are described elsewhere in this proxy statement. The agreements described below that were entered into prior to or in connection with our initial public offering were approved by our Board of Directors prior to the adoption of the policy described above.

Our Organizational Structure

        Our organizational structure allows Fifth Third Bank to retain equity ownership in Vantiv Holding, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of units. As the managing member and majority unitholder of Vantiv Holding, we operate and control the business and affairs of Vantiv Holding, subject to the Fifth Third Bank consent rights in our amended and restated certificate of incorporation and the Amended and Restated Vantiv Holding Limited Liability Company Agreement as described below. Fifth Third Bank from time to time may acquire an economic interest in Vantiv, Inc. by exercising its put right and acquiring Class A common stock pursuant to the Exchange Agreement, as described below. Fifth Third Bank also holds shares of our Class B common stock and an equal number of Class B units of Vantiv Holding. The Class B common stock only carries voting rights and the right for Fifth Third Bank to appoint a certain number of directors; it carries no economic rights. The total value and voting power of the Class A common stock and the Class B common stock that Fifth Third Bank holds (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding) is limited to 18.5% of all Class A common stock (and preferred stock entitled to vote with the Class A common stock, if we issue any in the future) and Class B common stock at any one time, other than in connection with a stockholder vote with respect to a change of control, in which event Fifth Third Bank has the right to that full number of votes equal to the number of shares of Class A common stock and Class B common stock it owns. Under our amended and restated certificate of incorporation, Fifth Third Bank is also entitled to elect two Class B directors if the Class B common stock held by Fifth Third Bank represents more than 18.18% of our outstanding common stock and one Class B director if the Class B common stock held by Fifth Third Bank represents more than 9.09% of our outstanding common stock. Pursuant to our amended and restated certificate of incorporation, the Exchange Agreement and the Amended and Restated Vantiv Holding Limited Liability Company Agreement, the capital structure of Vantiv, Inc. and Vantiv Holding generally replicate one another and customary antidilution mechanisms maintain a one-for-one exchange ratio between the units of Vantiv Holding and the Vantiv, Inc. common stock, among other things.

        The unitholders of Vantiv Holding, including Vantiv, Inc. will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Vantiv Holding. Net profits and net losses of Vantiv Holding will generally be allocated to its unitholders (including Vantiv, Inc.) pro rata in accordance with the percentages of their respective limited liability company interests.

        The Amended and Restated Vantiv Holding Limited Liability Company Agreement provides for cash distributions, which we refer to as "tax distributions," pro rata to the holders of its units if Vantiv, Inc., as the majority unitholder of Vantiv Holding, determines that the taxable income of Vantiv Holding will give rise to taxable income for a unitholder. Generally, these tax distributions will be computed based on an estimate of the net taxable income of Vantiv Holding allocable to a holder of its units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state or local income tax rate prescribed for a corporate resident in New York, New York (taking into account the nondeductibility of certain expenses and the character of our income). Tax distributions will be made only to the extent all distributions from Vantiv Holding for the relevant year were insufficient to cover such tax liabilities and are subject to certain Fifth Third Bank consent rights set forth in the Amended and Restated Vantiv Holding Limited Liability Company Agreement. Vantiv Holding paid aggregate tax distributions to or on behalf of its equity holders, including Fifth Third Bank of $8.7 million, $10.9 million and $22.9 million, respectively, for the years ended December 31, 2016, 2015 and 2014, pursuant to the terms of the Amended and Restated Vantiv Holding Limited Liability Company Agreement.

        Vantiv Holding is permitted under the Amended and Restated Vantiv Holding Limited Liability Company Agreement to make payments to us that are required under the Exchange Agreement and the Advancement Agreement, which allows us to make payments under our tax receivable agreement related to the NPC NOLs, make payments under our other tax receivable agreements to the extent not covered by payments made pursuant to the Amended and Restated Vantiv Holding Limited Liability Company Agreement, make payments required under the Exchange Agreement, pay our franchise taxes and cover our reasonable administrative and corporate expenses, which includes substantially all expenses incurred by or attributable to Vantiv, Inc.

Exchange Agreement

        We, Vantiv Holding and Fifth Third Bank are parties to the Exchange Agreement, under which Fifth Third Bank (or certain permitted transferees of Fifth Third Bank's Class B units in Vantiv Holding or of the Warrant) has the right, subject to the terms of the Exchange Agreement, from time to time to exchange its Class B units or Class C non-voting units in Vantiv Holding for shares of our Class A common stock or, at our option, cash. If we choose to satisfy the exchange in cash, the price per Class B unit or Class C non-voting unit will be equal to the volume weighted average price per share on the listed exchange of Class A common stock for the 15 trading days preceding the delivery of the exchange notice. In addition, upon a change of control (as defined in the Exchange Agreement), we will have the right to (i) exchange all Class B units and Class C non-voting units held by Fifth Third Bank for Class A common stock of Vantiv, Inc. on a one-for-one basis, or (ii) deliver cash consideration to Fifth Third Bank equal to the fair market value of such securities.

        Fifth Third Bank has a right to put its Class B units of Vantiv Holding to Vantiv, Inc. at any time, limited to tranches of less than 18.5% of the Class A common stock and so long as Fifth Third Bank will not, as a result of exercising the put, hold more than 18.5% of the total value and voting power of the Class A common stock, the Class B common stock and other capital stock (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding) at any one time. Other than the foregoing limitations, there are no limits on sequential puts so long as the units being put represent more than 2% of the aggregate outstanding units of Vantiv Holding. If units being exchanged represent less than 2% of the aggregate outstanding units of Vantiv Holding, in addition to the foregoing limitations, the put rights may only be exercised once per calendar quarter and only upon 60 days prior notice (which has not been revoked prior to ten business days before the proposed date of exchange). The foregoing limitations do not apply to any exercise of Fifth Third Bank's (or its permitted transferees') right to put its Class B units in the case of a change of control or Rule 13e-3 transaction, each as defined in the Exchange Agreement.

        Any expenses incurred as a result of any exchange are paid by Fifth Third Bank, except we (and Vantiv Holding) are required to pay any transfer taxes, stamp taxes or duties or similar taxes in connection with any exchange.

        Additionally, under the Exchange Agreement, we and Fifth Third Bank and its affiliates are prohibited from taking any action without the prior written consent of the other party that would cause Fifth Third Bank and its affiliates to own more than 18.5% of the total value and voting power of the Class A common stock and the Class B common stock (not including, for the avoidance of doubt, any ownership interest in units of Vantiv Holding), other than in connection with a stockholder vote with respect to a change of control.

Tax Receivable Agreements

        We are party to two tax receivable agreements with Fifth Third Bank. One provides for the payment by us to Fifth Third Bank of 85% of the amount of cash savings, if any, in U.S. federal, state, local and foreign income tax that we actually realize as a result of the increases in tax basis that may result from the purchase of Vantiv Holding units from Fifth Third Bank or from the future exchange of units by Fifth Third Bank for cash or shares of our Class A common stock, as well as the tax benefits attributable to payments made under such tax receivable agreement. Any actual increase in tax basis, as well as the amount and timing of any payments under the agreement, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of our Class A common stock at the time of the exchange, the extent to which such exchanges are taxable, and the amount and timing of our income. The other tax receivable agreement provides for the payment by us to Fifth Third Bank of 85% of the amount of cash savings according to Fifth Third Bank's respective ownership interests in Vantiv Holding immediately prior to our initial public offering, if any, in U.S. federal, state, local and foreign income tax that NPC Group, Inc., or National Processing Company, our wholly-owned subsidiary actually realizes as a result of its use of its NOLs and other tax attributes. The payments we will be required to make under these tax receivable agreements could be substantial.

        In July 2016, we entered into a tax receivable purchase addendum with Fifth Third Bank to terminate and settle a portion of its obligations owed to Fifth Third Bank under the tax receivable agreements in exchange for a payment by us of approximately $116.3 million to Fifth Third Bank to settle approximately $330.7 million of obligations. The addendum provides that the Company may be obligated to pay up to a total of approximately $170.7 million to Fifth Third Bank to terminate and settle certain remaining obligations under the tax receivable agreements, totaling an estimated $394.1 million, upon the exercise of certain call or put options. As of December 31, 2016, we recorded a liability of approximately $642.3 million associated with the Fifth Third Bank tax receivable agreements. We will incur additional liabilities in connection with any future purchases by us of units in Vantiv Holding from Fifth Third Bank or from the future exchange of units by Fifth Third Bank for cash or shares of our Class A common stock, which we cannot quantify at this time and which could be significant. It is possible that future transactions or events, including changes in tax rates, could increase or decrease the actual tax benefits realized and the corresponding tax receivable agreement payments. The payments under the tax receivable agreements are not conditioned upon the continued ownership of us or Vantiv Holding by Fifth Third Bank. The first contractually obligated payment under the Fifth Third Bank tax receivable agreements was paid during January of 2014 in the amount of approximately $8.6 million, with a subsequent payment in the amount of approximately $22.8 million made during January 2015. Additionally, we made a payment to Fifth Third Bank under the TRA obligations of approximately $31.2 million in January 2016, the July 2016 payment described above and a payment of approximately $33.4 million in January 2017.

        We are also a party to a tax receivable agreement with shareholders of Mercury Payment Systems, LLC ("Mercury") as part of our acquisition of Mercury in 2014. On July 24, 2015, we entered into a repurchase addendum to this tax receivable agreement, pursuant to which we made cash payments to the Mercury shareholders in exchange for the termination of certain of our obligations under the tax receivable agreement. Matthew Taylor, our Group President, Integrated Payments & Emerging Channels, is one of the Mercury shareholders and received a payment of approximately $592,000 in connection with this transaction and a payment of approximately $91,000 in connection with an additional payment we made in January 2016. In June 2016, we exercised a call option under the repurchase addendum and made a payment to the Mercury TRA Holders, including a payment of approximately $170,000 to Mr. Taylor.

Advancement Agreement

        We and Vantiv Holding entered into the Advancement Agreement, which provides for payments by Vantiv Holding to us for required payments under our tax receivable agreement related to the NPC NOLs, required payments under our other tax receivable agreements to the extent not covered by payments made pursuant to the Amended and Restated Vantiv Holding Limited Liability Company Agreement, required payments under the Exchange Agreement, our franchise taxes and our reasonable administrative and corporate expenses, which includes substantially all expenses incurred by or attributable to Vantiv, Inc.

Warrant

        In connection with our separation from Fifth Third Bank in 2009, Fifth Third Bank received a Warrant on June 30, 2009, to purchase 20,378,027 Class C non-voting units of Vantiv Holding at an exercise price of approximately $15.98 per unit, subject to customary anti-dilution adjustments. The Warrant was set to expire upon the earliest to occur of (i) June 30, 2029, and (ii) a change of control of Vantiv, Inc. (as defined in the revised Warrant Agreement) where the price paid per unit in such change of control minus the exercise price of the Warrant is less than zero.

        On November 28, 2016, Fifth Third Bank net exercised the remaining warrant it held to purchase approximately 5.7 million Class C Units of Vantiv Holding. As a result of this transaction, the Warrant has been fully exercised and no additional Class C Units of Vantiv Holding are available for issuance.

Registration Rights Agreement

        We and Fifth Third Bank are party to a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, Fifth Third Bank is entitled to certain demand and "piggyback" registration rights.

        In connection with any registration effected pursuant to the terms of the Registration Rights Agreement, we are required to pay for all of the fees and expenses incurred in connection with such registration, including registration fees, filing fees and printing fees. However, the underwriting discounts and selling commissions payable in respect of registerable securities included in any registration are to be paid by the persons including such registerable securities in any such registration on a pro rata basis. We have also agreed to indemnify the holders of registerable securities against all claims, losses, damages and liabilities with respect to each registration effected pursuant to the Registration Rights Agreement.

        In November 2016, a secondary offering took place in which Fifth Third Bank sold 4.8 million shares of our Class A common stock in an underwritten public offering.

Business Agreements with Fifth Third Bank and Fifth Third Bancorp

Clearing, Settlement and Sponsorship Agreement and Treasury Management Agreement

        In July 2016, the Company amended and extended its Clearing, Settlement and Sponsorship Agreement with Fifth Third Bank, expiring in June 2019, through December 2024. Fifth Third Bank acts as our member "sponsor" to the Visa, Mastercard and other payment network associations because non-financial institutions (such as payment processors, independent sales organizations, third party service providers, merchants, non-member financial institutions) must obtain the "sponsorship" of a member bank in order to participate. Under this agreement Fifth Third Bank transfers the responsibility for all card association requirements and fees to us as a "sponsored participant." Fifth Third Bank is the primary provider of our payment network sponsorship.

        On June 30, 2009, the Company and Fifth Third Bank entered into the Treasury Management Agreement which provides for our use of Fifth Third Treasury Management services. Services available under this agreement include depository services, automated clearing house services, wire transfers and lockbox accounts.

        For the years ended December 31, 2016, 2015 and 2014, the Company paid Fifth Third Bank approximately $2.9 million, $2.3 million and $2.8 million, respectively, for the services provided under these agreements. The Company also holds certain cash and cash equivalents on deposit at Fifth Third Bank. At December 31, 2016 and 2015, approximately $90.5 million and $149.7 million, respectively, was held on deposit at Fifth Third. Interest income on such amounts during years ended December 31, 2014 was approximately $1.7 million. Interest income on such amounts during years ended December 31, 2016 and 2015 was immaterial.

Referral Agreement

        In July 2016, the Company amended and extended its exclusive referral arrangement with Fifth Third Bank, expiring in 2019, through December 2024. Commercial and retail merchant clients of Fifth Third Bank and its subsidiary depository institutions that request merchant (credit or debit card) acceptance services are referred exclusively to us. In return for these referrals and the resulting merchant relationships, we make ongoing incentive payments to Fifth Third Bank. Costs associated with this agreement totaled $0.7 million, $0.3 million and $0.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Services and Master Currency Processing Agreements

        On December 1, 2014, the Company entered into an Agent Bank Services Agreement with Fifth Third Bank (the "Agent Bank Services Agreement"), and agreed to provide Fifth Third Bank and its subsidiaries and affiliates services related to Fifth Third Bank's Agent Credit product including, but not limited to, data entry, telephone application support, cardholder chargeback processing, collections, marketing, and call center support. The Agent Bank Services Agreement is exclusive and terminates in November 2017. On May 7, 2014, the Company entered into a Master Services Agreement with Fifth Third Bank (the "HSA Services Agreement"), and agreed to provide Fifth Third Bank and its subsidiaries and affiliates services related to Fifth Third Bank's Health Savings Account products including, but not limited to, application data entry, collections, dispute services, mail inquiry responses and call center support. The matters covered by the HSA Services Agreement are now addressed in combination with the EFT Service Agreement (as defined below). On September 30, 2015, the Company entered into a Jeanie Network Financial Institution Member Agreement with Fifth Third Bank, and agreed to provide Fifth Third Bank and its subsidiaries and affiliates services related to electronic fund transfer and data processing. This agreement has an initial term that expires in June 2019 with potential successive one year renewal periods thereafter.

        On December 17, 2012, the Company entered into a Master Currency Processing Solutions "CPS" Agreement with Fifth Third Bank. Services provided by Vantiv to Fifth Third Bank under this agreement include terminal monitoring, transaction routing, transaction settlement, and reporting services of the cash recycler device. This agreement is not exclusive and has an initial term that expires in December 2017 with potential successive one year renewal periods thereafter.

        In July 2016, the Company amended and extended its Master Services Agreement with Fifth Third Bancorp (the "EFT Service Agreement"), expiring in June 2019, through December 2024. The EFT Agreement is exclusive and provides Fifth Third Bancorp and its subsidiary depository institutions with various electronic fund transfer, or EFT, services including debit card processing and ATM terminal driving services, services related to Fifth Third Bank's HSA products, as well as other value-added services.

        Revenue, including network and other fees, pursuant to the services and master currency processing agreements described in this subsection was approximately $74.9 million, $80.4 million and $80.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Other Non-material Services

        The Company continues to receive certain other non-material services from Fifth Third Bank. The total expense for other services provided by Fifth Third Bank for the years ended December 31, 2016, 2015 and 2014 were $0.3 million, $0.4 million and $0.5 million, respectively.

Lease Agreement

        The Company leases or subleases of a number of office and/or data center locations with Fifth Third Bank. Related party rent expense was approximately $3.7 million, for the year ended December 31, 2016 and $3.8 million for the years ended December 31, 2015 and 2014.

Senior Secured Credit Facilities

        On October 14, 2016, Vantiv, LLC completed a debt refinancing by entering into the second amended and restated loan agreement ("Second Amended Loan Agreement"). The Second Amended Loan Agreement provides for senior secured credit facilities comprised of a $2.5 billion term A loan, a $765.0 million term B loan and a $650.0 million revolving credit facility. The prior credit facility was also terminated. At December 31, 2016, the Company had $2.5 billion and $765.0 million outstanding under the term A and term B loans, respectively, and there were no outstanding borrowings on the Company's revolving credit facility. As of December 31, 2016 and 2015, Fifth Third Bank held $151.1 million and $191.5 million, respectively, of the term A loans. For the years ended December 31, 2016, 2015 and 2014, interest expense associated with these arrangements was $4.2 million, $4.4 million and $5.4 million, respectively, and commitment fees were $0.1 million, $0.2 million and $0.2 million, respectively.

Interest Rate Swaps

        As of December 31, 2016, the Company had a total of 10 outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk. Of the 10 outstanding interest rate swaps, 4 of them cover an exposure period from June 2016 through June 2017 and have a combined notional balance of $1.1 billion. The remaining 6 interest rate swaps cover an exposure period from January 2016 through January 2019 and have a combined notional balance of $500 million. Fifth Third Bank is the counterparty to 4 of the 10 total outstanding interest rate swaps with notional balances ranging from $262.5 million to $250.0 million. Additionally, as of December 31, 2016, the Company had a total of 6 interest rate cap agreements with a combined notional balance of $1.0 billion and cap strike rate of 0.75%, covering an exposure period from January 2017 to January 2020.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors. These agreements, among other things, require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending December 31, 2017 and the Board of Directors recommends that stockholders vote for ratification of such selection. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee may reconsider its selection. Notwithstanding its selection or voting results, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

        Deloitte & Touche LLP has audited our consolidated financial statements annually since it was first appointed in fiscal year 2009. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Fees for Professional Services Rendered, Accrued for or Billed by Deloitte & Touche LLP during Fiscal Years 2016 and 2015

	Fiscal Year
	2016	2015
Audit Fees	$1,974,872	$1,919,000
Audit-Related Fees	245,877	261,470
Tax Fees	—	—
All Other Fees	47,954	2,135

Total	$2,268,703	$2,182,605

        "Audit Fees" consisted of fees for the audit of our annual consolidated financial statements and the reviews of our interim financial statements, services rendered in connection with the filing of registration statements, including our Form S-3 filings related to secondary public offerings, and the issuance of comfort letters and consents.

        "Audit-Related Fees" consisted of assurance services related to an assessment of the controls that support our IT control environment.

        "All Other Fees" consisted of an accounting information research tool and, in 2016, also consisted of consulting services related to development of the Company's internal control library.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Under the policy, the

Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants' independence. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Chair of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All fees described above were approved by the Audit Committee.

 AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee of our Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2016 with our management. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (AICPA) and Public Company Accounting Oversight Board (PCAOB), including Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU Section 380). The Audit Committee also has received the written disclosures and the letter from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP.

        Based on the Audit Committee's review of the matters noted above and its discussions with Deloitte & Touche LLP and our management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Audit Committee Lee Adrean, Chair David Karnstedt Boon Sim Jeffrey Stiefler

ITEM 1:    ELECTION OF FOUR CLASS II DIRECTORS

        Our Board of Directors consists of 11 members. In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. The term of the Class I directors expires at the 2019 annual meeting of stockholders, the term of the Class II directors expires at the 2017 Annual Meeting, and the term of the Class III directors expires at the 2018 Annual Meeting. At the 2017 Annual Meeting, the four Class II directors will be elected to serve a term expiring at the annual meeting of stockholders held in 2020. The holders of our Class A common stock elect three of the Class II directors (the Class A nominees), and Fifth Third Bank, as the holder of all of our outstanding Class B common stock, nominates and elects one of the Class II directors (the Class B nominee). As a result, the holders of our Class A common stock will be voting to elect Kevin Costello, Lisa Hook and David Karnstedt, and Fifth Third Bank will be voting to elect its nominee, Lars Anderson.

Nominees

        The Nominating and Corporate Governance Committee of the Board of Directors recommended, and the Board of Directors approved, Kevin Costello, Lisa Hook and David Karnstedt as the Class A nominees for election at the Annual Meeting. Pursuant to our amended and restated certificate of incorporation, Fifth Third Bank, as the holder of our Class B common stock, has selected Lars Anderson as the Class B nominee for election at the Annual Meeting. If elected, each of the nominees will serve as Class II directors with a term expiring at our annual meeting in 2020, and until a successor is qualified and elected or until his earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see "Nominees" beginning on page 8 of this proxy statement for information concerning the nominees.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Kevin Costello, Lisa Hook and David Karnstedt. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

        The Board of Directors unanimously recommends that the Class A stockholders vote "FOR" the election of each of Kevin Costello, Lisa Hook and David Karnstedt as Class II directors.

ITEM 2:    PROPOSAL TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

        As we have done in prior years, Vantiv is asking our stockholders to approve, in a non-binding advisory vote, the compensation of our Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and the Executive Compensation sections of this proxy statement. The Compensation Committee values the opinions of the Company's stockholders. Accordingly, the Compensation Committee will consider the outcome of the vote on this proposal when it makes future decisions regarding executive compensation.

        Our executive compensation program is designed to provide a competitive compensation package that rewards individual and Company performance, reflects job complexity and responsibility, and ensures long-term motivation and retention. We seek to accomplish these goals in a way that is aligned with the long-term interests of our stockholders. To achieve these objectives, our executive compensation program follows these principles:

  •
  offer a total compensation opportunity that is competitive in our industry and sufficient to attract, retain and motivate executives who can drive our performance and lead us to achieve our short-term and long-term financial and strategic objectives

  •
  pay for performance by linking a majority of pay to Company performance and changes in stockholder value, while mitigating undue risk

  •
  align the interests of our executives and stockholders by using long-term equity-based incentives and maintaining stock ownership and retention guidelines that encourage a culture of ownership and reward executive officers for sustained and superior Company performance and stockholder return

        The Board of Directors recommends that stockholders approve the following resolution at the 2017 Annual Meeting:

  RESOLVED, that the stockholders of Vantiv, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's Named Executive Officers described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative in the Proxy Statement for the Company's 2017 Annual Meeting of Stockholders.

        For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

ITEM 3:    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2017. The Board of Directors is asking that you ratify this appointment. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee may reconsider its selection. Notwithstanding its selection or voting results, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of Vantiv and its stockholders.

        We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

        The Board of Directors unanimously recommends that you vote FOR the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Vantiv's directors, executive officers, and any persons who own more than 10% of our common stock ("reporting persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. These reporting persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 that they file with the SEC. Based on a review of such forms filed with the SEC and written representations from our reporting persons, Vantiv believes that all forms were filed in a timely manner during fiscal 2016, except that one late Form 4 was filed for Lawrence Drury to report the surrender of shares to cover withholding taxes in connection with the vesting of restricted stock units.

OTHER MATTERS

        The Board of Directors does not know of any matters that will be brought before the Annual Meeting other than those listed in this proxy statement. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the enclosed form of proxy will have authority to vote on such matters in their discretion.

INCORPORATION BY REFERENCE

        The information contained above under the captions "Compensation Committee Report" and "Audit Committee Report" shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that we specifically incorporate it by reference into such filing.

ADDITIONAL INFORMATION

Stockholder Proposals and Other Business for our Annual Meeting in 2018

        If you want to submit a proposal for possible inclusion in our proxy statement and form of proxy for the 2018 Annual Meeting of Stockholders, you must ensure your proposal is received by us on or before November 15, 2017 and is otherwise in compliance with the requirements of SEC rules, including Exchange Act Rule 14a-8.

        Our Bylaws provide that other business, including stockholder nominations for director, may not be brought before an annual meeting unless it is (1) specified in the notice of meeting (which includes stockholder proposals that the Company is required to include in its proxy statement under Exchange Act Rule 14a-8), (2) properly brought by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (3) brought by a stockholder of the Company on the record date who has delivered the requisite notice to the principal executive office of the Company (containing the information specified in the Bylaws). To be timely for the 2018 Annual Meeting, the requisite notice must be delivered no earlier than January 2, 2018 nor later than February 1, 2018. If the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after May 2, 2018, our Bylaws provide that notice by the stockholder must be received no later than the 10th day following the date on which public announcement of the date of the 2018 Annual Meeting is first made by Vantiv.

        A copy of the full text of the Company's Bylaws may be obtained online on our website at www.vantiv.com in the Corporate Governance section of our Investor Relations webpage or upon written request to the Corporate Secretary at 8500 Governors Hill Drive, Symmes Township, Ohio 45249.

Solicitation of Proxies

        The above notice and proxy statement are sent by order of the Board of Directors.

Nelson F. Greene Chief Legal and Corporate Services Officer and Secretary

Dated: March 15, 2017

2017 ANNUAL MEETING OF STOCKHOLDERS

RESERVATION REQUEST FORM

        If you plan to attend the 2017 Annual Meeting of Stockholders of Vantiv, Inc., please complete the following information and return to Nelson F. Greene, Chief Legal and Corporate Services Officer and Secretary, Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, Ohio 45249.

Your name and address:

Number of shares of Vantiv common stock you hold:

        If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.

Registered stockholder:	(name of your bank, broker, or other nominee)

THIS IS NOT A PROXY CARD

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 2, 2017. VANTIV, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of VANTIV, INC. 8500 GOVERNORS HILL DRIVE SYMMES TOWNSHIP, OH 45249 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E18484-P87547-Z69479 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 6, 2017 Date: May 2, 2017Time: 9:00 a.m. Eastern Daylight Time Location: The Manor House 7440 Mason-Montgomery Road Mason, Ohio 45040

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E18485-P87547-Z69479 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) 02) 03) Kevin Costello Lisa Hook David Karnstedt - - - Class A Nominee Class A Nominee Class A Nominee Holders of Class A Stock only vote on Class A Nominees The Board of Directors recommends you vote FOR the following proposals: 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. E18486-P87547-Z69479 Voting Items

The Board of Directors recommends you vote FOR the following: 1. Election of Director Nominee: 01) Lars Anderson -Class B Nominee Holders of Class B Stock only vote on Class B Nominee The Board of Directors recommends you vote FOR the following proposals: 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. E18487-P87547-Z69479 Voting Items

()'

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VANTIV, INC. 8500 GOVERNORS HILL DRIVE SYMMES TOWNSHIP, OH 45249 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E18480-P87547-Z69479 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VANTIV, INC. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) Kevin Costello Lisa Hook David Karnstedt - - - Class A Nominee Class A Nominee Class A Nominee Holders of Class A Stock only vote on Class A Nominees The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in proposal 1 and FOR proposals 2 and 3. Yes No ! ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Vantiv, Inc. Meeting Time and Location: 9:00 a.m. Eastern Daylight Time The Manor House 7440 Mason-Montgomery Road Mason, Ohio 45040 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E18481-P87547-Z69479 VANTIV, INC. Proxy for Annual Meeting of Stockholders on May 2, 2017 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Charles Drucker and Nelson Greene, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Vantiv, Inc., to be held on May 2, 2017 at 9:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof. This proxy when properly executed will be voted as directed or, if no direction is given, will be voted as the Board recommends. (Continued and to be signed on the reverse side.) V.1.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VANTIV, INC. 8500 GOVERNORS HILL DRIVE SYMMES TOWNSHIP, OH 45249 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E18482-P87547-Z69479 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VANTIV, INC. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Director Nominee: 01) Lars Anderson -Class B Nominee Holders of Class B Stock only vote on Class B Nominee The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in proposal 1 and FOR proposals 2 and 3. Yes No ! ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Vantiv, Inc. Meeting Time and Location: 9:00 a.m. Eastern Daylight Time The Manor House 7440 Mason-Montgomery Road Mason, Ohio 45040 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E18483-P87547-Z69479 VANTIV, INC. Proxy for Annual Meeting of Stockholders on May 2, 2017 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Charles Drucker and Nelson Greene, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Vantiv, Inc., to be held on May 2, 2017 at 9:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof. This proxy when properly executed will be voted as directed or, if no direction is given, will be voted as the Board recommends. (Continued and to be signed on the reverse side.) V.1.1